                               SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                  (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant[ ]

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[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-
    6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to (Section )240.14a-11(c) or
    (Section )240.14a-12

                            ROCKY MOUNTAIN INTERNET, INC.
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                   (Name of Registrant as Specified in Its Charter)


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       (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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                            ROCKY MOUNTAIN INTERNET, INC.
                       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             TO BE HELD FEBRUARY 11, 1998

To the Stockholders of Rocky Mountain Internet, Inc.

    On behalf of the Board of Directors and management, I cordially invite you to attend the Annual Meeting of Stockholders of Rocky Mountain Internet, Inc., a Delaware corporation (the "Company"), will be held on February 11, 1998 at Embassy Suites, 1881 Curtis Street, Denver, Colorado 80202, at 10:00 a.m. for the following purposes:

    1. To elect five members to the Board of Directors to serve for the ensuing year and until their successors are duly elected and qualified;

    2.   To approve the Rocky Mountain Internet, Inc. 1997 Stock Option Plan;

    3.   To approve the Rocky Mountain Internet 1998 Employees' Stock Option
Plan;

    4. To approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's common stock from 10,000,000 to 25,000,000;

    5. To approve an amendment to the Company's Certificate of Incorporation to decrease the number of votes required for action on a matter by the stockholders of the Company at a meeting thereof from a majority of the shares of common stock outstanding to a majority of the shares present in person or represented by proxy at a meeting and entitled to vote on the matter;

    6. To consider and act upon a proposal to ratify the appointment of Baird, Kurtz & Dobson, Certified Public Accountants, as the Company's independent public accountants for the fiscal year ending December 31, 1998; and

    7. To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

    The Board of Directors has fixed the close of business on January 2, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. A list of such Stockholders will be available for inspection at the Annual Meeting and during business hours at the offices of the Company at the address below for the ten-day period prior to the Annual Meeting.

    All Stockholders are cordially invited to attend the Annual Meeting. However, whether or not you expect to attend the Annual Meeting, your vote is important. To ensure your representation at the meeting, you are requested to complete, sign, date, and return the enclosed proxy as soon as possible in accordance with the instructions on the proxy card. A return addressed envelope is enclosed for your convenience.

BY ORDER OF THE BOARD OF DIRECTORS

Douglas H. Hanson
President, Chief Executive Officer, and Chairman of the Board of Directors

Denver, Colorado
November 25, 1997

                                  PRELIMINARY COPIES

                            ROCKY MOUNTAIN INTERNET, INC.
                                1099 EIGHTEENTH STREET
                                      30TH FLOOR
                               DENVER, COLORADO   80202

                                   PROXY STATEMENT

                                 GENERAL INFORMATION

    This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Rocky Mountain Internet, Inc. (the "Company" or "RMI"), a Delaware corporation, of proxies, in the accompanying form, to be used at the Annual Meeting of Stockholders to be held at Embassy Suites, located at 1881 Curtis Street, Denver, Colorado, on February 11, 1998 at 10:00 a.m., and any adjournments thereof (the "Meeting").

    Shares cannot be voted at the Meeting unless the owner is present in person or by proxy. Where the stockholder specifies a choice on the proxy as to how his or her shares are to be voted on a particular matter, the shares will be voted accordingly. If no choice is specified, the shares will be voted FOR the election of the five nominees for Director named herein, and FOR all of the proposals in the Notice of Annual Meeting of Stockholders of the Company. A proxy may be revoked by written instrument delivered to the Company at any time before the proxy is voted. Any Stockholder who has executed a proxy but is present at the Meeting, and who wishes to vote in person, may do so by revoking his or her proxy as described in the preceding sentence. Shares represented by valid proxies in the form enclosed, received in time for use at the Meeting and not revoked at or prior to the Meeting, will be voted at the Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Company's common stock, par value $0.001 per share ("Common Stock"), is necessary to constitute a quorum at the Meeting. With respect to the tabulation of proxies for purposes of constituting a quorum, abstentions and broker non-votes are treated as present, and for purposes of any particular proposal, abstentions and broker non-votes have the effect of a vote against the proposal.

    The close of business on January 2, 1998 has been fixed as the record date for determining the Stockholders entitled to notice of and to vote at the Meeting. As of that date, the Company had ___________ shares of Common Stock outstanding and entitled to vote. Holders of Common Stock are entitled to one vote per share on all matters to be voted on by stockholders. This Proxy Statement and the accompanying proxy are being mailed on or about January 11, 1998 to all stockholders entitled to notice of and to vote at the Meeting.

    The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of Common Stock of the Company for their expenses in forwarding proxy material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, and telex, and personal solicitation by the directors, officers, or employees of the Company. No additional compensation will be paid to directors, officers, or employees for such solicitation.

                                  RECENT DEVELOPMENT

    As of October 1, 1997, Mr. Douglas H. Hanson has obtained effective control of the Company by entering into a series of agreements, described in detail below, pursuant to which, among other things: (1) the Company issued and sold to Mr. Hanson 1,225,000 shares of Common Stock for a purchase price of $2,450,000, or $2.00 per share; (2) Mr. Hanson purchased 275,000 shares of Common Stock from four of the Company's stockholders, namely, Messrs. Roy J. Dimoff, Christopher
K. Phillips, Jim D. Welch, and Kevin R. Loud, for an aggregate purchase price of $550,000, or $2.00 per share; (3) the Company agreed to issue to Mr. Hanson warrants (the "Warrants") to purchase 4,000,000 shares of Common Stock for an exercise price of $1.90 per share, subject to adjustment as described below, and subject to the approval by the Company's stockholders at the Meeting of an amendment to the Company's Certificate of Incorporation to authorize an increase in the number of shares Common Stock that may be issued by the Company (see "INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON" and "Proposal No. 4--Approval of Amendment to the Company's Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock"); (4) the Company granted Mr. Hanson incentive stock options to purchase 222,220 shares of Common Stock for an exercise price of $2.25 per share and non-qualified stock options to purchase 377,780 shares of Common Stock for an exercise price of $1.00 per share (collectively, the "Options") pursuant to the Company's 1997 Stock Option Plan (the "1997 Plan"), which Plan is subject to the approval by the stockholders at the Meeting (see "INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON" and "Proposal No. 2--Approval of Rocky Mountain Internet, Inc. 1997 Stock Option Plan"). The Options vest one year from the date of grant (subject to acceleration of the vesting date by the Board of Directors or a committee thereof that will administer the 1997 Plan, if it is approved); (5) Mr. Hanson obtained proxies from 10 stockholders of the Company to vote an aggregate of 2,169,294 shares of Common Stock held by such stockholders (which number includes shares of Common Stock of which such persons have the right to acquire beneficial ownership in the next 60 days through the exercise of warrants, options, and other rights), of which an aggregate of 1,223,174 can be voted for up to three years and the remainder can be voted only until the conclusion of the Meeting; and (6) Mr. Hanson was elected as a director and was elected the President, Chief Executive Officer, and Chairman of the Board of Directors of the Company. As a result of the purchase by Mr. Hanson of the shares of Common Stock described herein and the proxies described herein obtained by Mr. Hanson, the election of all nominees to the Board of Directors and the approval by the Company's stockholders of all proposals at the Meeting is assured.

    The ten stockholders from whom Mr. Hanson obtained proxies are Messrs. Roy
J. Dimoff, Christopher K. Phillips, Jim D. Welch, Kevin R. Loud, Brian Dimoff, Paul B. Davis, Michael R. Mara, Monty Reagan, Tim Scanlon, and Owen Scanlon. Mr. Phillips was, at the time of such transactions, a director of the Company, Mr. Loud is the Vice President - Operations of the Company, and Mr. Roy J. Dimoff was the President, Chief Executive Officer, and a director of the Company. Mr. Mara is the Vice President - Sales and Marketing of the Company and Mr. Brian Dimoff was the Vice President - Customer Support Operations of the Company.

SUMMARY OF TRANSACTIONS

    The following brief summary and description of certain provisions of the Stock Purchase Agreement between Douglas H. Hanson and Rocky Mountain Internet, Inc., dated as of October 1, 1997; the Stock Purchase Agreement between Douglas
H. Hanson and Roy J. Dimoff, dated as of October 1, 1997; the Stock Purchase Agreement among Douglas H. Hanson, Christopher K. Phillips, Jim D. Welch, and Kevin R. Loud, dated as of October 1, 1997; the Warrant Agreement between Rocky Mountain Internet, Inc. and Douglas H. Hanson, dated as of October 1, 1997; the Registration Agreement between Rocky Mountain Internet, Inc. and Douglas H. Hanson, dated as of October 1, 1997; the Shareholders' Voting Agreement and Irrevocable Proxy among Douglas H. Hanson, Christopher K. Phillips, Jim D. Welch, and Kevin R. Loud, dated as of October 1, 1997; and the Shareholders' Voting Agreement and Irrevocable Proxy among Douglas H. Hanson, Brian Dimoff, Paul B. Davis, Michael R. Mara, Monty Reagan, Roy J. Dimoff, Tim Scanlon, and Owen Scanlon, dated as of October 1, 1997, pursuant to which Mr. Hanson obtained effective control of the Company, do not purport to be complete summaries or descriptions thereof and are subject to and are qualified in their entirety by reference to such Agreements, all of which were filed with the Company's Current Report on form 8-K, dated October 6, 1997 (date of event reported: October 1,
1997).

STOCK PURCHASE AGREEMENT BETWEEN DOUGLAS H. HANSON AND THE COMPANY

    Pursuant to a Stock Purchase Agreement between Mr. Hanson and the Company, dated as of October 1, 1997, the Company issued and sold to Mr. Hanson 1,225,000 shares of Common Stock for a purchase price of $2,450,000, or $2.00 per share.

    In connection with the execution of this Stock Purchase Agreement, Roy J. Dimoff resigned as the President, Chief Executive Officer, and a director of the Company, and Gerald Van Eeckhout resigned as the Chairman of the Board of Directors but remained as a director of the Company until November 19, 1997. Contemporaneously, the then-existing Board of Directors of the Company, in accordance with the Company's By-laws, filled three vacancies on the board by electing Mr. Hanson, Mr. Reynaldo Ortiz, and Mr. D. D. Hock to be directors of the Company. Mr. Hanson was elected as the Company's President, Chief Executive Officer, and Chairman of the Board of Directors. Messrs. Ortiz and Hock were selected by Mr. Hanson, in accordance with the terms of this agreement, to be elected as directors of the Company.

STOCK PURCHASE AGREEMENT BETWEEN DOUGLAS H. HANSON AND ROY J. DIMOFF

    Pursuant to a Stock Purchase Agreement between Mr. Hanson and Roy J.
Dimoff, dated as of October 1, 1997, Mr. Dimoff sold to Mr. Hanson 150,000 shares of Common Stock for a purchase price of $300,000, or $2.00 per share. Contemporaneously with this purchase and sale, Mr. Dimoff resigned as a director and as President and Chief Executive Officer of the Company. In addition, as discussed below, Mr. Hanson entered into a Shareholders' Voting Agreement and Irrevocable Proxy with Mr. Dimoff and six other stockholders pursuant to which Mr. Hanson obtained the right to vote certain shares of Common Stock beneficially owned by Mr. Dimoff and such other stockholders.

STOCK PURCHASE AGREEMENT AMONG DOUGLAS H. HANSON, CHRISTOPHER K. PHILLIPS, JIM
D. WELCH, AND KEVIN R. LOUD

    Pursuant to a Stock Purchase Agreement among Douglas H. Hanson, Christopher
K. Phillips, Jim D. Welch, and Kevin R. Loud, dated as of October 1, 1997, Mr. Hanson purchased 50,000 shares, 50,000 shares, and 25,000 shares of Common Stock from Messrs. Phillips, Welch, and Loud, respectively, for an aggregate purchase price of $250,000, in each case for $2.00 per share. In addition, as discussed below, Mr. Hanson entered into Shareholders' Voting Agreement and Irrevocable Proxy with Messrs. Phillips, Welch, and Loud pursuant to which Mr. Hanson obtained the right to vote certain shares of Common Stock beneficially owned by them.

    The source of all of the consideration for the purchase by Mr. Hanson of the shares of Common Stock and the Warrants purchased from the Company and the shares of Common Stock purchased from Messrs. Dimoff, Phillips, Welch, and Loud was a loan made in the ordinary course of business by a bank as defined in
Section 3(a)(6) of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"). The identity of the bank has been omitted from this Proxy Statement, pursuant to the rules and regulations of the Securities Exchange Act, at the request of Mr. Hanson, and the identity of the bank has been filed separately with the Securities and Exchange Commission. The loan bears interest at the rate of 192 basis points (i.e., 1.92%) above the London InterBank Offered Rate and has a term of two years. One-half of the outstanding principal, and accrued interest thereon, is payable in January 1998, and the remainder of the outstanding principal amount, and accrued interest thereon, is payable in January 1999. The loan is secured by a pledge of all of the shares of Common Stock that Mr. Hanson purchased from the Company and from Messrs. Dimoff, Phillips, Welch, and Loud and of income anticipated to be received by Mr. Hanson.

REGISTRATION AGREEMENT

    Contemporaneously with the execution of the agreements described above, the Company entered into an agreement with Mr. Hanson to register all of the shares of Common Stock purchased in the above-described transactions, i.e., those shares purchased from the Company and those purchased from Messrs. Dimoff, Phillips, Welch, and Loud, the Warrants, and the shares of Common Stock that may be issued pursuant to the exercise of the Warrants. The Company also agreed, not later than thirty days after the closing of the transactions described above, to use its commercially reasonable best efforts to file a registration statement with the Securities and Exchange Commission (the "Commission") for the registration of the shares of common stock purchased by Mr. Hanson (including those shares purchased from the Company and from the individuals identified above), the Warrants, and the shares of common stock issuable upon exercise of the Warrants and to maintain the effectiveness of such registration statement for a period of one year. The Company believes that, during the period of effectiveness of such registration statement, Mr. Hanson may sell all or any of the shares of Common Stock or Warrants subject thereto without restriction. As of the date hereof, the Company has not filed the registration statement.

WARRANT AGREEMENT

    The Company entered into a Warrant Agreement with Mr. Hanson, dated as of October 1, 1997, pursuant to which it agreed, subject to obtaining the approval of the Company's stockholders of an increase in the authorized capital of the Company, to issue to Mr. Hanson the Warrants, which entitle the holder thereof to purchase up to 4,000,000 shares of Common Stock for an exercise price of $1.90 per share, for a period of 18 months from the date of issuance of the Warrants. As of the date of this Proxy Statement, the Company does not have a sufficient number of shares of its Common Stock authorized or reserved for issuance upon exercise of all of the Warrants. The stockholders will be asked to vote at the Meeting to approve an amendment to the Company's Certificate of Incorporation to increase the number of shares of Common Stock that the Company is authorized to issue. See "INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON" and "Proposal No. 4--Approval of Amendment to the Company's Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock"). As a result of the purchase by Mr. Hanson of the shares of Common Stock described herein and the proxies, described below, obtained by Mr. Hanson, the approval of such amendment by the Company's stockholders at the Meeting is assured.

    The Warrants are subject to standard anti-dilution provisions and adjustments in the number of shares of Common Stock that can be issued (and the exercise price for which they can be issued) in the event of the payment by the Company of cash or non-cash dividends, reorganizations, and other extraordinary events.

SHAREHOLDERS' VOTING AGREEMENTS AND IRREVOCABLE PROXIES

    Contemporaneously with the agreements described above, Mr. Hanson entered into a Shareholders' Voting Agreement and Irrevocable Proxy with Messrs. Phillips, Welch, and Loud pursuant to which Messrs. Phillips, Welch, and Loud granted to Mr. Hanson their proxies to vote certain shares of Common Stock owned by them as of the date of the agreement and acquired subsequent thereto (including shares of Common Stock of which Messrs. Phillips, Welch, and Loud have the right to acquire beneficial ownership through the exercise of warrants, options, and other rights). The proxies terminate on the earlier of: (i) three years from the date of execution, i.e., October 1, 2000; or (ii) the date upon which any shares of Common Stock owned by the grantor of a proxy are sold, transferred, assigned, or otherwise disposed of (except by a pledge thereof) by such stockholder to a person other than: (A) a member of such stockholder's

"immediate family," as such term is defined in Rule 16a-1(e) promulgated pursuant to the Securities Exchange Act, 17 C.F.R. Section 240.16a-1(e), or (B) a trust for the benefit of any member of such stockholder's immediate family; provided, however, that the termination applies only to such shares of Common Stock as are sold, transferred, assigned, or otherwise disposed of to persons other than members of the stockholder's "immediate family." As of October 1, 1997 the number of shares of Common Stock subject to these proxies was 1,223,174.

    Mr. Hanson also entered into a Shareholders' Voting Agreement and Irrevocable Proxy with Mr. Brian Dimoff, Mr. Paul B. Davis, Mr. Michael R. Mara, Mr. Monty Reagan, Mr. Roy J. Dimoff, Mr. Tim Scanlon, and Mr. Owen Scanlon. The terms of such agreement are similar to those of the agreement with Messrs. Phillips, Welch, and Loud, except that the proxies granted pursuant to the agreement with these seven stockholders expire immediately after the first meeting of stockholders held after October 1, 1997 at which directors are elected, i.e., immediately after the Meeting, and the proxies will not terminate upon transfer of the shares of Common Stock that are subject to the proxies. As of October 1, 1997, the number of shares of Common Stock subject to these proxies was 946,120.

    Mr. Hanson disclaims beneficial ownership of the shares of Common Stock as to which he has been granted proxies, including the shares of Common Stock of which the grantors of those proxies may acquire beneficial ownership in the next 60 days through the exercise of warrants, options, and other rights.

PURPOSE OF THE TRANSACTIONS

    Mr. Hanson's purpose in entering into the agreements described above and acquiring the shares of Common Stock and Warrants pursuant thereto was to acquire a significant equity position in the Company and to control the management, policies, and activities of the Company. In connection with such purchases, three of Mr. Hanson's nominees, including Mr. Hanson, were elected to the five-member Board of Directors of the Company as contemplated by the Stock Purchase Agreement between Mr. Hanson and the Company. Mr. Hanson believes that, as a result, he will have control over the management, policies, and activities of the Company at least until immediately after the Meeting.

    Mr. Hanson may determine to purchase or otherwise acquire additional shares of Common Stock or other equity securities of the Company by means of open-market or privately negotiated purchases, the exercise of some or all of the Warrants and/or the Options, or otherwise and may determine to sell or otherwise dispose of some or all of the shares of Common Stock that he now owns or may hereafter acquire. In addition, he may determine to sell or otherwise dispose of some or all of the Warrants or Options, to the extent that such securities may be sold, transferred, or otherwise disposed of.

    The amount, timing, and conditions of any such possible acquisition or disposition of any shares of Common Stock or other equity securities of the Company by Mr. Hanson will depend upon the continuing assessment by him of all relevant factors, including without limitation the following: the Company's business and prospects; economic conditions generally and in the telecommunications industry particularly; stock market and money market conditions; the availability and nature of opportunities to purchase or dispose of the securities of the Company owned by Mr. Hanson; the availability and nature of opportunities for Mr. Hanson to purchase additional securities of the Company; and other plans and requirements of Mr. Hanson. Mr. Hanson has no intentions or plans at the current time with respect to the purchase or sale of any shares of Common Stock, the Warrants, Options, or any other equity securities of the Company. Depending upon his assessment, from time to time, of the factors listed above, Mr. Hanson may change his present intentions as stated above.

             SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information concerning the ownership of Common Stock as of October 31, 1997 by (i) each stockholder of the Company known by the Company to be the beneficial owner of more than 5% of its outstanding shares of Common Stock, (ii) each current member and nominee for election to the Board of Directors of the Company, (iii) each executive officer of the Company named in the Summary Compensation Table appearing under the caption "Executive Compensation," below and (iv) all current directors and executive officers of the Company as a group.

                           Shares Beneficially Owned(1)(2)

      Name and Address                  Number            Percentage of
    of Beneficial Owner               of Shares         Shares Outstanding
    -------------------               ---------         ------------------

    Current Directors and
    Director Nominees

    Douglas H. Hanson(3)              7,644,294              71.1%
    1099 Eighteenth Street
    30th Floor
    Denver, CO  80202

    D. D. Hock                              -0-              -0-
    1099 Eighteenth Street
    30th Floor
    Denver, CO  80202

    Reynaldo U. Ortiz                       -0-              -0-
    1099 Eighteenth Street
    30th Floor
    Denver, CO  80202

    Christopher K. Phillips(1)(4)       373,000              5.6%
    4580 Star Ridge Drive
    Colorado Springs, CO  80916

    Gerald Van Eeckhout(5)               36,500              *
    ACT Teleconferencing, Inc.
    1658 Cole Boulevard, Suite 162
    Golden, CO  80401

    Named Executive Officers Who
    Are Not Directors

    Richard Dingess(6)                   77,500              1.2%
    1099 Eighteenth Street
    30th Floor
    Denver, CO  80202

    David L. Evans(7)                    40,000              *
    1099 Eighteenth Street
    30th Floor
    Denver, CO  80202

    Kevin R. Loud(1)(8)                 466,600              7.0%
    1099 Eighteenth Street
    30th Floor
    Denver, CO  80202

    Michael R. Mara(1)(9)               137,500              2.1%
    1099 Eighteenth Street
    30th Floor
    Denver, CO  80202

    D. Kirk Roberts(10)                  50,300              *
    1099 Eighteenth Street
    30th Floor
    Denver, CO  80202


    All Directors and named Executive
       Officers as a Group
       (10 persons)                   8,221,594              66.8%

    Over 5% Stockholders and
    Members of a "group" Who
    Are Not Directors or Executive
    Officers(1) (2)

    Roy J. Dimoff(1)(11)                363,739              5.4%
    2625 South Jay Way
    Lakewood, CO  80227

    Jim D. Welch(1)(12)                 383,574              5.7%
    1326 Sorrento Road
    Colorado Springs, CO  80910

    Brian Dimoff(1)(13)                 169,881              2.5%
    2 Pin Oak Drive
    Littleton, CO  80127

    Paul B. Davis(1)(14)                253,600              3.8%
    5990 Greenwood Plaza Boulevard
    Englewood, CO  80111

    Monty Reagan(1)(15)                  62,500              0.9%
    13789 West Kentucky Drive
    Lakewood, CO  80228

    Tim Scanlon(1)(16)                   62,500              0.9%
    6232 North 32nd Street
    Phoenix, AZ  85018

    Owen Scanlon(1)(17)                  62,500              0.9%
    2525 East Camelback Road
    Suite 300
    Phoenix, AZ  85016

     *    Less than 1%

     (1) As set forth above under the caption "RECENT DEVELOPMENT," Mr. Douglas H. Hanson entered into a Shareholders' Voting Agreement and Irrevocable Proxy with Christopher K. Phillips, Jim D. Welch, and Kevin R. Loud, dated as of October 1, 1997, and a separate Shareholders' Voting Agreement and Irrevocable Proxy with Brian Dimoff, Paul B. Davis, Michael
     R. Mara, Monty Reagan, Roy J. Dimoff, Tim Scanlon, and Owen Scanlon, dated as of October 1, 1997. Accordingly, all of such persons may be deemed to be members of a "group" for reporting beneficial ownership of shares of Common Stock in the table. Unless otherwise noted, each person has sole voting and dispositive power over the shares listed opposite his name. For the purposes of the table, shares of other members of the group have not been attributed to each member.

     (2) Shares of Common Stock that were not outstanding but that could be acquired by a person upon exercise of any option, warrant, or other right within the next 60 days are deemed outstanding for the purpose of computing the percentage of outstanding shares beneficially owned by such person. Such shares, however, are not deemed to be outstanding for the purpose of computing the percentage of outstanding shares beneficially owned by any other person. As of October 31, 1997, there were 6,623,690 shares of Common Stock outstanding.

     (3)    Includes 1,500,000 shares beneficially owned directly by Mr.
     Hanson, 4,000,000 shares issuable upon exercise of the Warrants, and 2,144,294 shares as to which Mr. Hanson obtained the rights to vote pursuant to the two Shareholders' Voting Agreements and Irrevocable Proxies described above in footnote (1) and under the caption "RECENT DEVELOPMENT." Does not include shares issuable upon exercise of the Options, described above under the caption "RECENT DEVELOPMENT," as such Options do not vest until October 1, 1998.

     (4) All shares are owned directly by Mr. Phillips. Mr. Phillips has granted to Mr. Hanson an irrevocable proxy to vote all shares currently owned by him or that may be acquired by him pursuant to, and in accordance with the terms, provisions, and limitations set forth in, a Shareholders' Voting Agreement and Irrevocable Proxy described above in footnote (1) and under the caption "RECENT DEVELOPMENT."

     (5)    ACT Teleconferencing, Inc. holds 25,000 shares of Series A
     Preferred Stock. Mr. Van Eeckhout, a director of the Company, is also an officer, director, and stockholder of ACT Teleconferencing, Inc. and may be deemed the beneficial owner of the 25,000 shares of Series A Preferred Stock held by it. Mr. Van Eeckhout disclaims beneficial ownership of those shares. Mr. Van Eeckhout also holds 10,000 shares of Series A Preferred Stock in his name. Also includes options to acquire 1,500 shares of Common Stock.

     (6)    Includes 37,500 shares and options to acquire 40,000 shares.

     (7)    Includes options to acquire 40,000 shares.

     (8) Includes 458,500 shares owned directly by Mr. Loud and options to acquire 8,100 additional shares. Mr. Loud has granted to Mr. Hanson an irrevocable proxy to vote all shares currently owned by him or that may be acquired by him pursuant to, and in accordance with the terms, provisions, and limitations set forth in, a Shareholders' Voting Agreement and Irrevocable Proxy described above in footnote (1) and under the caption "RECENT DEVELOPMENT."

     (9) Includes 75,000 shares owned directly by Mr. Mara and warrants to acquire 62,500 additional shares. Pursuant to, and in accordance with the terms, provisions, and limitations set forth in, a Shareholders' Voting Agreement and Irrevocable Proxy described above in footnote (1) and under the caption "RECENT DEVELOPMENT," Mr. Mara has granted to Mr. Hanson an irrevocable proxy to vote all shares currently owned by him or that may be acquired by him during the term of such agreement.


     (10) Includes 300 shares owned by Mr. Roberts's son and options granted to Mr. Roberts to acquire 50,000 shares.

     (11) Includes 360,739 shares owned directly by Mr. Dimoff and options to acquire 3,000 additional shares. Pursuant to, and in accordance with the terms, provisions, and limitations set forth in, a Shareholders' Voting Agreement and Irrevocable Proxy above in footnote (1) and under the caption "RECENT DEVELOPMENT," Mr. Dimoff has granted to Mr. Hanson an irrevocable proxy to vote 338,739 shares currently owned by him and all shares that may be acquired by him during the term of such agreement.

     (12) All shares are owned directly by Mr. Welch. Mr. Welch has granted to Mr. Hanson an irrevocable proxy to vote all shares currently owned by him or that may be acquired by him pursuant to, and in accordance with the terms, provisions, and limitations set forth in, a Shareholders' Voting Agreement and Irrevocable Proxy described above in footnote (1) and under the caption "RECENT DEVELOPMENT."

     (13) Includes 149,881 shares owned directly by Mr. Dimoff and options to acquire 20,000 additional shares. Pursuant to, and in accordance with the terms, provisions, and limitations set forth in, a Shareholders' Voting Agreement and Irrevocable Proxy described above in footnote (1) and under the caption "RECENT DEVELOPMENT," Mr. Dimoff has granted to Mr. Hanson an irrevocable proxy to vote 124,881 shares currently owned by him and all shares that may be acquired by him during the term of such agreement.

     (14) Includes 132,100 shares owned directly by Mr. Davis and warrants to acquire 121,500 additional shares. Mr. Davis has granted to Mr. Hanson an irrevocable proxy to vote 122,100 shares currently owned by him pursuant to, and in accordance with the terms, provisions, and limitations set forth in, a Shareholders' Voting Agreement and Irrevocable Proxy described above in footnote (1) and under the caption "RECENT DEVELOPMENT."

     (15) All shares are owned directly by Mr. Reagan. Mr. Reagan has granted to Mr. Hanson an irrevocable proxy to vote all shares currently owned by him or that may be acquired by him pursuant to, and in accordance with the terms, provisions, and limitations set forth in, a Shareholders' Voting Agreement and Irrevocable Proxy described above in footnote (1) and under the caption "RECENT DEVELOPMENT."

     (16) All shares are owned directly by Mr. Scanlon. Mr. Scanlon has granted to Mr. Hanson an irrevocable proxy to vote all shares currently owned by him or that may be acquired by him pursuant to, and in accordance with the terms, provisions, and limitations set forth in, a Shareholders' Voting Agreement and Irrevocable Proxy described above in footnote (1) and under the caption "RECENT DEVELOPMENT."

     (17) All shares are owned directly by Mr. Scanlon. Mr. Scanlon has granted to Mr. Hanson an irrevocable proxy to vote all shares currently owned by him or that may be acquired by him pursuant to, and in accordance with the terms, provisions, and limitations set forth in, a Shareholders' Voting Agreement and Irrevocable Proxy described above in footnote (1) and under the caption "RECENT DEVELOPMENT."

                                      MANAGEMENT

     The names of the Company's directors, all of whom are nominees for election as directors at the Meeting to serve for the ensuing year and until their successors are duly elected and qualified, and executive officers, and certain information about them are set forth below:

         Name                 Age       Position with the Company
         ----                 ---       -------------------------

     Douglas H. Hanson        54        President, Chief Executive Officer, and
                                        Chairman of the Board of Directors
     D. D. Hock               64        Director
     Reynaldo U. Ortiz        51        Director
     Christopher K. Phillips  32        Director
     Gerald Van Eeckhout      57        Director
     Richard Dingess                    Vice President - Network Operations
     David L. Evans           56        Executive Vice President, Chief
                                        Financial Officer and Secretary, and
                                        Treasurer
     Kevin R. Loud            45        Vice President - Operations
     Michael R. Mara          36        Vice President - Sales and Marketing
     D. Kirk Roberts          46        Vice President - Finance and Management
                                        Information Systems

     DOUGLAS H. HANSON has been the President, Chief Executive Officer, and Chairman of the Board of Directors of the Company since October 1, 1997. See "RECENT DEVELOPMENT." Prior to assuming his positions with the Company Mr. Hanson was the President of Qwest Communications, Inc., a Denver-based telecommunications company.

     D. D. HOCK has been a director of the Company since October 1, 1997. See "RECENT DEVELOPMENT." Prior to becoming a director of the Company, Mr. Hock was the President, CEO, and Chairman of the Board of Directors (from February 1989 to July 1994; Chairman and CEO from July 1994 to January 1996; Chairman from January 1996 to February 1997, when he retired) of Public Service Company of Colorado.

     REYNALDO U. ORTIZ has been a director of the Company since October 1, 1997. See "RECENT DEVELOPMENT." Mr. Ortiz served as President and Chief Executive Officer of LyncStar Communications, Inc. (a provider of integrated network communications services) from March through December 1996, served as Chief Executive Officer of Jones Education Networks, Inc. (a cable television programming company) from March 1994 through February 1996, and was Senior
Vice President, Jones Financial Group, Inc. from January through March 1994.
Mr. Ortiz served as Vice President, Corporate Public Policy of U S WEST, Inc. from 1991 to 1994.

     CHRISTOPHER K. PHILLIPS was a director of the Company from 1994 until his resignation from the Board of Directors on November 10, 1997. From 1996 to April 1997, Mr. Phillips served as Chief Technical Officer. From 1993 to 1995 he was Network Operations Manager for the Company. From 1991 to 1993,
Mr. Phillips was a Terminal Area Security Officer in the United States Army.
He secured computer terminals linked to classified data and performed technical installation duties. From 1990 to 1991 Mr. Phillips worked as an Advanced Consumer Electronics Consultant for Circuit City. Prior to 1990, Mr. Phillips worked as a Faculty Computing Project Programmer for Brigham Young University. He has a Bachelor of Arts degree from Brigham Young University. Mr. Phillips has resigned as a director of the Company and will not be nominated as a director for election at the Meeting. Mr. Phillips resigned from the Board of Directors effective November 10, 1997. Mr. Phillips has provided the Company with a statement that his resignation was not the result of any disagreement with the Company on any matter relating to the Company's operations, policies, or practices.

     GERALD VAN EECKHOUT was a director of the Company from May 1996 until his resignation effective November 19, 1997. Mr. Eeckhout has been the Chief Executive Officer and Chairman of the Board of ACT Teleconferencing, Inc. since he formed that company in 1989. From 1982 to 1989, Mr. Eeckhout was President, Chief Executive Officer and a director of ConferTech. He received a Bachelor of Science degree from the University of North Dakota in 1962 and completed the Stanford Executive Program in 1976. Mr. Van Eeckhout has been a national director of the American Electronic Association and president of the University of North Dakota Foundation. Mr. Van Eeckhout resigned from the Board of Directors effective November 19, 1997. Mr. Van Eeckhout has provided the Company with a statement that his resignation was not the result of any disagreement with the Company on any matter relating to the Company's operations, policies, or practices.

     RICHARD DINGESS has served as Vice President - Network Operations since April 1997. From 1995 to 1997, he served as the Company's Director of Network Operations. From 1994 to 1995, he was Director of Technical Services for Trident Computer Services, a regional network consulting company. From 1989 to 1994 he worked as a network manager at Fort Carson, Colorado. Mr. Dingess attended Ohio State University and the University of LaVerne.

     DAVID L. EVANS has served as the Executive Vice President, Chief Financial Officer, and Secretary of the Company since joining the Company in June of 1997. From January 1992 until joining the Company, Mr. Evans was the president of Evanwood Corporation, a corporate financial consulting firm with domestic and international clients. Prior to Evanwood Corporation, Mr. Evans spent 26 years at Deere and Company, where he last served as Director of Finance and was responsible for funding John Deere's operations worldwide. Mr. Evans served on the board of directors of Data Transmission Network Corporation from 1986 to 1995. He currently serves on the boards of directors of Mutual Selection Fund, In. and John Deere Receivables, Inc. Mr. Evans has a

Bachelor of Science degree in Economics from Iowa State University and a Master of Business Administration degree from Wharton Graduate Division of the University of Pennsylvania.

     KEVIN R. LOUD is Vice President - Operations of the Company. Before joining the Company in July 1995, he served as Vice President of Marketing for SP Telecom, a national long distance company from 1994 to 1995. In 1992, he formed Loud and Associates, where he consulted with regional and national communication organizations on market development and operation efficiencies until 1994. While operating Loud & Associates, Mr. Loud undertook a year-long project for Automated Communications, Inc., during which he was treated as a statutory employee. From 1984 until 1992, he was employed by Houston Network, Inc. and held positions ranging from Director of Finance, Vice President of Operations and Carrier Sales, Vice President Sales, and President. The primary business of that organization was switched long distance communication services. Mr. Loud holds a Master of Business Administration degree from William and Mary, and a Bachelors of Arts in Economics from UCLA.

     MICHAEL R. MARA is Vice President - Sales and Marketing of the Company. Prior to joining the Company in November 1995, Mr. Mara was employed by ITC, a privately held international audio and video conferencing service provider, from June 1992 until October 1995.

     D. KIRK ROBERTS has served as Controller of the Company since January 1995. He also served as Chief Financial Officer of the Company from January 1995 until June of 1997. He was an accountant employed by Potter, Littlewood, & Petty, PC, an accounting firm in Houston, Texas from 1991 to 1994. From 1989 to 1990, he worked for a national computer retailer as National Product Manager -- Accounting Solutions. He has a Bachelor of Business Administration degree from the University of Houston and is a certified public accountant.

COMMITTEES OF THE BOARD OF DIRECTORS

     In November 1997, the Company's Board of Directors formed an Audit Committee comprised of three directors, a majority of whom are outside directors. The members of the initial Audit Committee are Douglas H. Hanson,
D. D. Hock, and Reynaldo U. Ortiz. Mr. Hanson is also the President, Chief Executive Officer, and the Chairman of the Board of Directors of the Company. Members of the Audit Committee are appointed annually by the full Board of Directors. The functions of the Audit Committee are to review the Company's internal controls, accounting policies, and financial reporting practices; to review the financial statements, the arrangements for and scope of the independent audit, as well as the results of the audit engagement; and to review the services and fees of the independent auditors, their independence, and recommend to the Board for its approval and for ratification by the stockholders the engagement of the independent auditors to serve the following year in examining the accounts of the Company. In connection with these reviews the Audit Committee intends to meet alone with appropriate Company financial and legal personnel and outside professionals and with independent auditors who are expected to have free access to the Audit Committee at any time.

ATTENDANCE AT MEETINGS OF BOARD AND COMMITTEES

     From January 1 through November 24 the Board of Directors held no regular meetings and 11 special meetings. During such fiscal year, each director attended at least 75% of the aggregate of the meetings of the Board of Directors. In addition the Board of Directors acted by unanimous written consent pursuant to Delaware law the Company's By-laws. The Audit Committee was formed in November 1997 and has not met.

COMPENSATION OF DIRECTORS

     The Company's policy is to pay no cash compensation to members of the Board for attendance at meetings of the Board of Directors or committees thereof. Directors are eligible to participate in the Company's 1996 Non-Employee Directors' Stock Option Plan (the "Directors' Plan"). Under the Directors' Plan, each director who is not an employee of the Company receives a grant, upon his or her appointment or election to the Board of Directors, of an option to purchase 1,500 shares of Common Stock. Thereafter, on each of the first, second, and third anniversary dates of the date of election or appointment, the director is granted an additional option to purchase an additional 1,500 shares of Common Stock up to a maximum of 6,000 shares. The exercise price of the options granted under the Directors' Plan is the fair market value (as defined in the Directors' Plan) on the date that the option is granted.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, executive officers, and persons who own more than ten percent of the outstanding Common Stock, to file with the Securities and Exchange Commission an Initial Statement of Beneficial Ownership of Securities (Form 3) and Statements of Changes of Beneficial Ownership of Securities of the Company (Form 4). Directors, Executive officers, and greater than ten percent stockholders are required by Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based on a review of the copies of such reports furnished to the Company or representations that no other reports were required, the Company believes that, during the fiscal year ended December 31, 1997, all filing requirements applicable to its directors, executive officers, and greater-than-10% beneficial owners were complied with, except that the Initial Statement of Beneficial Ownership of Securities (Form 3) were, or will be, filed late for Messrs. Reynaldo U. Ortiz, Richard Dingess, Michael R. Mara, and
David L. Evans, and Statements of Changes of Beneficial Ownership of
Securities (Form 4) were, or will be, filed late for Messrs. Roy J. Dimoff, Kevin R. Loud, Christopher K. Phillips, and D. Kirk Roberts.

                                EXECUTIVE COMPENSATION

    Following is information concerning compensation paid to all persons who served as the Company's Chief Executive Officer during the 1997 fiscal year and all others who were serving as executive officers during the 1997 fiscal year and whose annual compensation (salary and bonus) was at least $100,000 (the "Named Executive Officers"). The Company's fiscal year ends December 31.

                              SUMMARY COMPENSATION TABLE

-----------------------------------------------------------------------------------------------------------------
       (a)              (b)       (c)       (d)       (e)         (f)            (g)         (h)        (i)
Name and principal      Year     Salary    Bonus     Other     Restricted     Securities     LTIP     All Other
     position                     ($)      ($)/      Annual      Stock        Underlying    Payouts    Compen-
                                          options    Compen-     Awards        Options /              sation ($)
                                                    sation ($)    ($)          SARs (#)                   (4)
                                            (3)
-----------------------------------------------------------------------------------------------------------------
Douglas H. Hanson,      1997    $30,000
President, CEO, and
Chairman(1)
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Roy J. Dimoff, CEO      1997    $86,150                                                              $25,500
and President(2)
-----------------------------------------------------------------------------------------------------------------
                        1996    $101,407  $20,250
-----------------------------------------------------------------------------------------------------------------
                        1995    $23,322
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Kevin R. Loud, Vice     1997    $92,300
President(2)
-----------------------------------------------------------------------------------------------------------------
                        1996    $83,967   $16,200

-----------------------------------------------------------------------------------------------------------------
                        1995    $17,822
-----------------------------------------------------------------------------------------------------------------


(1) Mr. Hanson was elected the President, Chief Executive Officer, and Chairman of the Board of Directors of the Company as of October 1, 1997.

(2) Mr. Dimoff and Mr. Loud joined the company in July, 1995 and did not receive any compensation in the fiscal year ended December 31, 1994. Mr. Dimoff resigned as the President and Chief Executive Officer of the Company as of October 1, 1997.

(3) This bonus was earned in 1996 and paid in 1997. The bonus is based on achieving 81% of the revenue plan. Mr. Dimoff elected to receive $3,000 of the bonus in the form of 3,000 stock options exercisable in September, 1997. Mr. Loud elected to receive $8,100 of the bonus in the form of 8,100 stock options exercisable in September, 1997. All employees who received 1996 bonuses had the same choice of receiving their bonus as cash or stock options.

(4) In connection with the resignation by Mr. Dimoff effective October 1, 1997, the Company and Mr. Dimoff entered into a Waiver and Release pursuant to which, among other matters, (i) the Company agreed to pay Mr. Dimoff $102,000 (less all federal and state withholdings on wages) in respect of the severance of his prior employment relationship with the Company and to reimburse Mr. Dimoff for his attorney's fees (up to a maximum of $2,000) for the negotiation of the Waiver and Release. One quarter of the severance amount ($25,500) was payable, and was paid, upon execution of the Waiver and Release and the remainder is payable in nine equal monthly installments on the first day of each month commencing on January 1, 1998; (ii) Mr. Dimoff agreed to not to make use of or to divulge to any other person any confidential information (as defined in the Waiver and Release) relating to the Company; and (iii) Mr. Dimoff agreed to not compete with the Company, directly or indirectly, in certain geographic areas specified in the Waiver and Release until October 1, 1998, except that, at any time after December 2, 1997, Mr. Dimoff may elect to terminate the agreement not to compete by giving 30 days' prior written notice to the Company of this election. In the event that Mr. Dimoff terminates his covenant not to compete, the Company will have no further obligation to make any remaining severance payments to Mr. Dimoff.

    The Company currently has an employment agreement with Mr. Loud. The employment agreement provides for a salary of $84,000 per year and is terminable for cause. The Company may also terminate the agreement without cause subject to the obligation to pay Mr. Loud a severance equal to five to eight months' salary based on length of service. The agreement terminates in December 1999. The employment agreement does not significantly restrict Mr. Loud's ability to compete with the Company following any termination.

    The Company entered into an employment agreement with Michael R. Mara on August 18, 1997 pursuant to which Mr. Mara was named as the Vice President of Commercial Sales of the Company. The agreement provides for a base salary of not less than $66,000 and an annual bonus or commission, if any, based on Mr. Mara's performance. The agreement expires on December 31, 1999, subject to the earlier termination by the Company, for cause or without cause, in the Company's sole discretion. Upon termination by the Company, Mr. Mara is entitled to a minimum of three months' severance pay. In the event of a change of the person serving as president and/or chairman of the Board of Directors of the Company, Mr. Mara may terminate the agreement upon 30 days' notice, given not more than 60 days after such event. Upon such termination by Mr. Mara, all stock options previously granted to him would vest, and he would be entitled to receive three months' severance pay. Mr. Mara's current title is Vice President - Sales and Marketing.

    The Company entered into an employment agreement with D. Kirk Roberts on March 1, 1996 pursuant to which Mr. Roberts was named Chief Financial Officer of the Company. The agreement provides for a base salary of not less than $66,000 and an annual bonus, if any, based on Mr. Roberts's performance. The agreement expires on December 31, 1999, subject to the earlier termination by the Company, for cause or without cause, in the Company's sole discretion. Upon termination by the Company without cause, Mr. Roberts is entitled to severance pay in the amount of five months' base salary (at the level of such salary at the time of termination) plus one additional month's pay for every 12 months of continuous employment completed from January 1, 1995 to the date of termination. The agreement contains a non-competition covenant by Mr. Roberts. As of June 1997, David Evans became the Company's Chief Financial Officer, and Mr. Roberts's current title is Vice President - Finance and Management Information Systems.

                    CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

RELATED PARTY TRANSACTIONS

    Effective October 1, 1997, the Company issued and sold to Mr. Hanson 1,225,000 shares of Common Stock for a purchase price of $2,450,000, or $2.00 per share, as described above under the caption "RECENT DEVELOPMENT." Mr. Hanson also became the Company's President, Chief Executive Officer, and Chairman of the Board of Directors as the result of the transactions described in such section of this Proxy Statement.

    In December, 1996, the Company acquired the assets of The Information Exchange, LLC., a Denver-based voice messaging service company, a related party through common ownership. Roy J. Dimoff, then-President and CEO of the Company, held a 51% ownership share of The Information Exchange and Nancy Phillips, then-Vice President of Operations of the Company, held a 31% share of The Information Exchange. The Company issued 52,723 shares of Common Stock in exchange for 100% of the outstanding common stock of The Information Exchange.

    In late 1995 and early 1996, the Company effected an offering of convertible Debentures in the aggregate principal amount of $490,000. The Debentures bear interest at the rate of 12% per annum, payable quarterly, and are convertible into Common Stock at the option of the holder at a conversion price of $0.40 per share. All of the Debentures were converted to Common Stock in October, 1996. Certain of the Debentures were purchased by persons who are relatives of the Company's principal stockholders on terms the same as those offered to unrelated purchasers. Relatives of Mr. Dimoff purchased $132,000 (subsequently converted to 330,000 common shares) and relatives of Mr. Loud purchased $68,000 (subsequently converted to 170,000 common shares), respectively, in aggregate principal amounts of the Debentures.

    In February 1997, the Company entered into a negotiated agreement with Jim
D. Welch, an officer and a stockholder of the Company, wherein the Company agreed to purchase 90,000 shares of the Company's common stock from him for $120,000. The stock will be purchased over an eighteen month period. As part of the agreement, Mr. Welch separated from employment with the Company.

TRANSACTIONS WITH PROMOTERS

    Neidiger, Tucker, Bruner, Inc. ("NTB") was the principal underwriter of the initial public offering of units (the "Units") the Company's securities (the "IPO"), each Unit consisting of one share of Common Stock and one redeemable warrant to purchase a share of Common Stock at a price of $4.375, subject to adjustment, after October 5, 1997 and prior to September 5, 1999. The Company sold to NTB at the closing of the IPO, for $100, warrants to purchase 136,500 Units (consisting of one share of Common Stock and one warrant to purchase a share of Common Stock). Such Units are the same as the

Units offered in the IPO except that they (a) have an exercise price of $4.20 per Unit (120% of the Unit offering price) and $6.5625 per underlying Warrant (150% of the public Warrant exercise price); and (b) will be exercisable for a 48-month period commencing one year from September 5, 1996 (the date of the Prospectus relating to the IPO). The NTB Warrants may be exercised in a cashless transaction whereby the NTB Warrants, at the holder's option, may be exchanged, in whole or in part, for the underlying Common Stock and Warrants.

               INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

    The Company is soliciting approval of a proposal to amend its Certificate of Incorporation to increase the number of shares of Common Stock that the Company is authorized to issue from 10,000,000 to 25,000,000. The Certificate of Incorporation as currently in effect authorizes the Company to issue an aggregate of 10,000,000 shares of Common Stock. As of October 31, 1997, there were issued and outstanding 6,623,690 shares of Common Stock. All of the remaining 3,376,310 shares of Common Stock authorized are reserved for issuance upon the exercise of outstanding stock options and warrants (including those issued to Douglas H. Hanson as described in the following paragraph) and the conversion of outstanding shares of the Company's Convertible Preferred Stock (including anti-dilution provisions pertaining to such options, warrants, and Convertible Preferred Stock).

    As is described above under the caption "RECENT DEVELOPMENT," the Company agreed to issue to Mr. Hanson warrants (the "Warrants") to purchase 4,000,000 shares of Common Stock for an exercise price of $1.90 per share, subject to adjustment, and the Company granted Mr. Hanson incentive stock options to purchase 222,220 shares of Common Stock for an exercise price of $2.25 per share and non-qualified stock options to purchase 377,780 shares of Common Stock for an exercise price of $1.00 per share (collectively, the "Options") pursuant to the Company's 1997 Stock Option Plan (the "1997 Plan"). The Options vest one year from the date of grant (subject to acceleration of the vesting date by the Board of Directors or a committee thereof that will administer the 1997 Plan, if it is approved). The 1997 Plan is subject to the approval by the stockholders of the Company and is being submitted for such approval at the Meeting. See "Proposal No. 2--Approval of Rocky Mountain Internet, Inc. 1997 Stock Option Plan."

    As of the date hereof, the Company is not authorized to issue all of the shares of Common Stock that could be issued to Mr. Hanson in the event that he exercises all of the Warrants and Options. In connection with the issuance of the Warrants and the Options to Mr. Hanson, the Company agreed to propose to the stockholders of the Company an amendment to the Company's Certificate of Incorporation to increase the number of shares of Common Stock that the Company is authorized to issue. In the event that this proposal is not approved, the Company would not have the authority to issue to Mr. Hanson all of the shares of Common Stock underlying the Warrants and Options that the Company issued to Mr. Hanson. See "Proposal No. 4--Approval of Amendment to the Company's Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock."

PROPOSAL NO. 1--ELECTION OF DIRECTORS

    As set by the Board of Directors pursuant to the Bylaws of the Company, the Board of Directors consists of five members. Currently there are three members, all of whom are nominees for reelection. All directors hold office for one year until the next Annual Meeting of Stockholders or until their successors have been duly elected and qualified.

    Messrs. Christopher K. Phillips and Gerald Van Eeckhout have resigned from the Board of Directors, effective November 10 and November 19, 1997, respectively. Each of Messrs. Phillips and Van Eeckhout has notified the Company that his resignation was not the result of any disagreement with the Company on any matter relating to the Company's operations, policies, or practices.

    The Company's Bylaws provide that any vacancies on the Board of Directors shall be filled by the remaining members of the Board of Directors. Accordingly, the remaining three members of the Board of Directors will fill the vacancies created by the resignations of Messrs. Phillips and Van Eeckhout. As of the date of this Preliminary Proxy Statement, the Company has not found a replacement for either Mr. Phillips or Mr. Van Eeckhout to serve on the Board of Directors, although management believes that such replacements will be found prior to the date of the Meeting.

    The affirmative vote of a majority of the outstanding shares of Common Stock is required to elect the directors.

    Only votes cast FOR a nominee will be counted in determining whether that nominee has been elected as director. Stockholders may withhold authority from the proxyholders to vote for the entire slate as nominated or, by writing the name of an individual nominee in the space provided on the proxy card, withhold the authority to vote for any individual nominee. Instructions on the accompanying proxy card to withhold authority to vote for one or more of the nominees will result in such nominees receiving fewer votes.

    If any of the nominees should decline or be unable to act as a director, the shares may be voted for such substitute nominees as the proxyholders may in their discretion determine. Shares represented by the enclosed proxy will be voted FOR the election of these nominees, unless authority to vote for one or more nominees is withheld.

    The experience and background of each of the nominees are set forth above under the caption "MANAGEMENT."

PROPOSAL NO. 2--APPROVAL OF ROCKY MOUNTAIN INTERNET, INC. 1997 STOCK OPTION PLAN

    The Company's stockholders are also being asked to approve the Rocky Mountain Internet, Inc. 1997 Stock Option Plan (the "1997 Plan"). The 1997 Plan was adopted by the Board of Directors as it was constituted immediately prior to the events described above under the caption "RECENT DEVELOPMENT "and is effective as of October 2, 1997 (as used in the discussion herein of the 1997 Plan, the "Effective Date"), subject to stockholder approval. Below is a summary of the principal provisions of the 1997 Plan and its operation. A copy of the 1997 Plan is set forth in full in Appendix A to this Proxy Statement, and the following description of the 1997 Plan is qualified in its entirety by reference to that Appendix.

    A total of 600,000 shares of Common Stock has been reserved for issuance over the ten-year term of the 1997 Plan, and all options available for grant thereunder were granted to Mr. Hanson in connection with the transactions described above under the caption "RECENT DEVELOPMENT." In the event that the outstanding shares of the Company's Common Stock as a whole are increased, decreased, changed into, or exchanged for a different number or kind of shares or securities of the Company, whether through merger consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, combination of shares, change in corporate structure, or the like, an appropriate and proportionate adjustment is required to be made in the number and kinds of shares subject to the Plan and in the number, kinds, and per share exercise price of shares subject to unexercised options (or portions thereof) granted prior to such change.

    Upon dissolution or liquidation of the Company or upon a reorganization, merger, or consolidation in which the Company is not the surviving corporation, or upon the sale of substantially all of the assets of the Company to another corporation, the 1997 Plan and all options issued thereunder will terminate (except that all outstanding options shall be exercisable in full for at least 30 days prior to the termination date), unless, in connection with such transaction, provision is made for the assumption of options previously granted or the substitution of new options of the successor employer corporation (or a parent or subsidiary thereof), with appropriate adjustment as to the number and kinds of shares and the per share exercise price. All adjustments made as described in this paragraph are to be made by the committee that administers the 1997 Plan.

    In the event that the Company is the surviving or resulting corporation in any merger, sale of assets, sale of stock, consolidation, or corporate reorganization, any award granted under the 1997 Plan shall pertain and apply to the securities of which the holder of the option would have been entitled.

ADMINISTRATION

    Authority to administer the 1997 Plan is vested in a committee (the "Committee") consisting of persons appointed by the Board of Directors; in the absence of such appointments, the entire Board of Directors serves as the Committee.

    As is disclosed above under the captions "RECENT DEVELOPMENT" and "INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON," the Company granted to Douglas H. Hanson options to purchase all 600,000 shares of Common Stock reserved for issuance under the 1997 Plan--incentive stock options to purchase 222,220 shares of Common Stock for an exercise price of $2.25 per share and non-qualified stock options to purchase 377,780 shares of Common Stock for an exercise price of $1.00 per share pursuant to the 1997 Plan.

TERMS OF OPTIONS

    Options granted under the 1997 Plan may be either incentive stock options ("ISO's") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory options ("NSO's"), which are not intended to satisfy such requirements. Options may be granted for a period of 10 years after the 1997 Effective Date.

    The exercise price of ISO's may not be less than the fair market value of the Common Stock on the date of grant of the ISO (or 110% of such amount if the ISO is granted to an individual owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company). The exercise price of NSO's may be equal to or less than the fair market value of the Common Stock on the date of grant of the NSO. Each ISO and NSO shall expire not more than 10 years from the date of grant (five years for ISO's granted to an individual owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company), and the Committee may in its discretion accelerate the time at which an option granted under the 1997 Plan may be exercised. The aggregate fair market value (as defined in the 1997 Plan and as determined on the date of grant) of any ISO plus any incentive options granted under any other Company plan that are first exercisable by any participant during any one calendar year may not exceed $100,000 (or such other amount as the Code shall provide).

    Payment of the exercise price may be made in cash, by certified check, bank draft, or money order, or, in the discretion of the Committee, through the delivery of shares of Common Stock having a fair market value equal to the aggregate exercise price, or by a combination of these methods. Any options granted under the 1997 Plan become vested one year from the date of grant, except that the Committee may accelerate the vesting schedule of some options, and all options become vested upon the grantee's retirement, disability (as those terms are defined in the 1997 Plan), or death. The minimum number of shares of Common Stock that can be acquired upon any exercise of an ISO or NSO is the lesser of (i) 100 shares or (ii) the total number of shares available for exercise under the grant. Options granted pursuant to the 1997 Plan are subject to forfeiture under certain conditions.

    The 1997 Plan terminates on the tenth anniversary of its Effective Date.

FEDERAL TAX CONSEQUENCES

    NONSTATUTORY OPTIONS. No taxable income is recognized by an optionee upon the grant of an NSO. The optionee generally will recognize ordinary income in the year in which the option is exercised equal to the excess of the fair market value of the purchased shares at the date of exercise over the exercise price, and the optionee will be required to satisfy the tax withholding requirements applicable to such income, which the optionee may elect to satisfy by having the Company withhold shares from the shares otherwise due or by delivering a sufficient number of previously owned shares of Common Stock to the Company. On ultimate sale of the shares, the optionee will generally recognize as capital gain or loss the difference between the fair market value on the date of exercise and the ultimate sales price.

    INCENTIVE STOCK OPTIONS. No taxable income is recognized by the optionee at the time of the grant of an ISO and, except in determining alternative minimum tax, no taxable income is recognized at the time the ISO is exercised. The optionee will, however, recognize taxable income or loss in the year in which the purchased shares are sold or otherwise made the subject of disposition.

    For federal tax purposes, dispositions of ISO's are divided into two categories: qualifying and disqualifying. The optionee will make a qualifying disposition of the purchased shares if the sale or other taxable disposition of such shares is made more than two years after the grant date of the option and more than one year after the exercise date. If the optionee fails to satisfy either of these two holding periods prior to the sale or other disposition of the purchased shares, then a disqualifying disposition will result.

    Upon a qualifying disposition of the shares, the optionee generally will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition over (ii) the option price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of the shares at the date of exercise (or, if lower, the fair market value of the shares on the date of disposition) over (ii) the option price paid therefor will be taxable as ordinary income. Any additional gain recognized upon the disposition will be a capital gain, and such gain will be long-term if the shares have been held for more than 18 months following exercise of the option.

    ALTERNATIVE MINIMUM TAX. The difference between the fair market value of shares subject to an ISO on the date of exercise and the exercise price of such shares is an adjustment to income for purposes of the alternative minimum tax (the "AMT"). The AMT (imposed to the extent it exceeds the taxpayer's regular tax) is 26% of an individual taxpayer's alternative minimum taxable income (28% in the case of alternative minimum taxable income in excess of $175,000). Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items (including the difference between the fair market value of the shares subject to the ISO on the date of exercise and the exercise price) and reducing this amount by the applicable exemption amount ($45,000 in case of a joint return, subject to reduction under certain circumstances). If a disqualifying disposition of the shares subject to an ISO occurs in the same calendar year as exercise of the ISO, there is no AMT adjustment with respect to those shares. Also, upon a sale of such shares that is a qualifying disposition, alternative minimum taxable income is reduced in the year of sale by the excess of the fair market value of the shares subject to the ISO at exercise over the amount paid for such shares.

    DEDUCTION TO THE COMPANY. The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee in connection with the exercise of an NSO. The deduction generally will be allowed for the taxable year of the

Company in which occurs the last day of the calendar year in which the optionee recognizes ordinary income in connection with such exercise.

    If the optionee makes a disqualifying disposition of the shares purchased on exercise of an ISO, then the Company will be entitled to an income tax deduction for the taxable year in which such disposition occurs, equal to the amount which is taxable to the employee as ordinary income. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the shares purchased upon exercise of an ISO.

    Under Section 162(m) of the Code, the Company is not entitled to a deduction for certain executive compensation in excess of $1,000,000. This limitation applies to compensation paid to the Company's Chief Executive Officer and to each of its next four most highly compensated executive officers.
Amounts treated as compensation pursuant to the exercise of stock options are subject to the deduction limit, unless the option exercise price is at least equal to the fair market value of the underlying stock on the date of grant. In addition, the grant of options must be made by a committee of at least two "outside directors" as defined under Code Section 162(m). Awards granted under the 1997 Plan are intended to qualify for full deductibility.

    AMENDMENTS TO 1997 PLAN

    The Board of Directors may alter, amend, suspend, or terminate the 1997
Plan in whole or in part, except that without the approval of stockholders as may be required by law or the Company's By-laws, no such action may be taken that changes the minimum option price, increases the maximum term of any options granted thereunder, materially increases the benefits accruing to participants in the 1997 Plan, materially increases the number of securities that may be issued pursuant to the 1997 Plan ( except as described above), extends the period for granting options thereunder, or materially modifies the requirements as to eligibility for participation thereunder.

REQUIRED VOTE

    An affirmative vote of the holders of a majority of the shares of Common Stock issued and outstanding is required for approval of the 1997 Plan. Abstentions and broker non-votes are considered shares of stock present in person or represented by proxy at the Meeting and entitled to vote and are counted in determining the number of votes necessary for a majority. An abstention will therefore have the practical effect of voting against approval of the 1997 Plan because it represents one fewer vote for approval of the 1997 Plan.

THE BOARD OF DIRECTORS AS IT WAS CONSTITUTED IMMEDIATELY PRIOR TO THE EVENTS DESCRIBED ABOVE UNDER THE CAPTION "RECENT DEVELOPMENT" ADOPTED THE ROCKY MOUNTAIN INTERNET, INC. 1997 STOCK OPTION PLAN, AND THE CURRENT BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE ROCKY MOUNTAIN INTERNET, INC. 1997 STOCK OPTION PLAN. UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED WILL BE VOTED "FOR" APPROVAL.

PROPOSAL NO. 3--APPROVAL OF ROCKY MOUNTAIN INTERNET, INC. 1998 EMPLOYEES' STOCK OPTION PLAN

    The Company's stockholders are also being asked to approve the Rocky Mountain Internet, Inc. 1998 Employees' Stock Option Plan (the "1998 Plan"). The 1998 Plan was adopted by the Board of Directors on November 5, to be effective March 1, 1998 (as used in the discussion herein of the 1998 Plan, the "Effective Date"), subject to stockholder approval.

    Equity incentives have continually been a significant component of compensation for a broad range of the Company's employees. This practice has enabled the Company to attract and retain the talent that it continues to require. By linking key employees' compensation to corporate performance, the employees' reward is directly related to the Company's success. The Company believes the use of equity incentives increases employee motivation to improve stockholder value.

    The purposes of the 1998 Plan include, among others, providing participants with added incentives to continue in the long-term service of the Company, creating in such persons a more direct interest in the future success of the Company, attracting key employees, consultants, and advisors, and retaining and motivating participants by providing an opportunity for investment in the Company.

    The 1998 Plan was adopted by the Board of Directors on November 5, 1997 and is effective as of March 1, 1998 (the "Effective Date"), subject to stockholder approval. Below is a summary of the principal provisions of the 1998 Plan and its operation. A copy of the 1998 Plan is set forth in full in Appendix B to this Proxy Statement, and the following description of the 1998 Plan is qualified in its entirety by reference to that Appendix.

SHARE RESERVE

    A total of 266,544 shares of Common Stock has been reserved for issuance over the ten-year term of the 1998 Plan. In the event that the outstanding shares of the Company's Common Stock are increased or decreased, or in the event that the Company changes the rights and privileges of the Common Stock by means of the payment of a stock dividend, or through a stock split, subdivision, consolidation, combination, reclassification, or recapitalization involving the Common Stock, the committee administering the 1998 Plan is required to make such adjustments as it deems equitable and appropriate to any or all of: (i) the number and kind of shares that may be made subject to the benefits of the 1998 Plan; (ii) the number and kind of shares subject to outstanding options; and
(iii) the exercise price with respect to any of the items identified in (i) and
(ii), in order to preserve the benefits or potential benefits intended to be made available under the 1998 Plan.

ADMINISTRATION; OPTION AGREEMENTS

    Authority to administer the 1998 Plan is vested in a committee (the "Administrative Committee") consisting of persons appointed by the Board of Directors; in the absence of such appointments, the entire Board of Directors serves as the Administrative Committee. The Administrative Committee has the full power and authority to, among other things, interpret any provision of the 1998 Plan, to select the participants to whom options will be granted, the amount of each option, and any other terms and conditions of each option granted or to be granted under the 1998 Plan, consistent with the terms of the 1998 Plan. Each option granted thereunder is to be evidenced by an agreement between the Company and the optionee, which is required to set forth the number of shares subject to the option, the option exercise price, the vesting schedule, the duration of the option, a provision that the option is not transferable except by will or pursuant to the laws of descent and distribution, provisions as to the termination of the options granted thereunder in the event of termination of employment, death, or disability (as defined in the 1998 Plan), and the method of exercise and payment for the shares of Common Stock purchased upon exercise. Payment may be made in cash, by cashier's check, authorization from the Company to retain from the number of shares being purchased pursuant to such exercise that number of shares having a fair market value (as defined in the 1998 Plan) equal to the purchase price for the total number of shares as the which the option is exercised, by delivery to the Company of a notice of exercise together with irrevocable instructions to a broker to deliver to the Company the amount of sale or loan proceeds to pay the exercise price, by delivery to the Company of certificates representing the number of shares of Common Stock owned by the optionee having a fair market value equal to the purchase price for the shares purchased pursuant to such exercise, or any combination of these payment methods.

ELIGIBILITY FOR PARTICIPATION

    Persons eligible to participate in the 1998 Plan include full-time (i.e., those employees who are employed for a minimum of 30 hours per week) key employees of the Company (or any affiliated corporation, as defined in the 1998 Plan, or division thereof) whose judgment, initiative, and efforts are, or will be, important to the successful conduct of its business, and independent contractors, consultants, and advisors of the Company, except that (i) no director may be a participant in the 1998 Plan; and (ii) independent contractors, consultants, or advisors may not be granted ISO's (as described below) under the 1998 Plan. No options that may be granted under the 1998 Plan, if it is adopted, have been allocated to any person or group of persons.

TERMS OF OPTIONS

    Options granted to employees may be either incentive stock options
("ISO's") within the meaning of Section 422 of the Code, or nonstatutory options ("NSO's"), which are not intended to satisfy such requirements. Options may be granted for a period of 10 years after the Effective Date.

    The option exercise price of ISO's may not be less than the fair market value of the Common Stock on the date of grant of the ISO (or 110% of such amount if the ISO is granted to an individual owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company). The option exercise price of NSO's may be equal to or less than the fair market value of the Common Stock on the date of grant of the NSO. The Administrative Committee may, in its discretion, impose a vesting schedule or vesting provision for any options granted under the 1998 Plan. Notwithstanding the foregoing, in the event of a change in control of the Company (as defined in the 1998 Plan), unless the applicable agreement with respect to any option provides otherwise, each outstanding option under the 1998 Plan vests immediately, regardless of any vesting schedule provided in the particular agreement. In addition, in the event of a change in control of the Company, the Administrative committee may:
(i) grant a cash bonus award to any optionee in an amount equal to the exercise price of all or any portion of the options then held by the optionee; (ii) pay cash to any or all optionees in exchange for the cancellation of their outstanding options in an amount equal to the difference between the exercise price and the greater of the tender offer price for the Common Stock underlying such options (in the event of a tender offer for the securities of the Company) or the fair market value of the Common Stock on the date of cancellation of the option; (iii) make any other adjustments or amendments to the outstanding options; or (iv) unless otherwise provided in any stock option agreement, determine that any or all outstanding options will not vest or become exercisable immediately in the event of a tender offer or exchange offer to acquire the Company's securities if provision is made to substitute new options that are equivalent to the options then outstanding.

    Each ISO and NSO shall expire not more than 10 years from the date of grant (five years for ISO's granted to an individual owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company). The aggregate fair market value (as defined in the 1998 Plan) of any ISO plus any incentive options granted under any other Company plan that are first exercisable by any participant during any one calendar year may not exceed $100,000.

    The 1998 Plan terminates on the tenth anniversary of its Effective Date, unless earlier terminated in the discretion of the Administrative Committee.

FEDERAL TAX CONSEQUENCES

    NONSTATUTORY OPTIONS. No taxable income is recognized by an optionee upon the grant of an NSO. The optionee generally will recognize ordinary income in the year in which the option is exercised equal to the excess of the fair market value of the purchased shares at the date of exercise over the exercise price, and the optionee will be required to satisfy the tax withholding requirements applicable to such income which the optionee may elect to satisfy by having the Company withhold shares from the shares otherwise due or by delivering a sufficient number of previously owned shares of Common Stock to the Company. On ultimate sale of the shares, the optionee will generally recognize as capital gain or loss the difference between the fair market value on the date of exercise and the ultimate sales price.

    INCENTIVE STOCK OPTIONS. No taxable income is recognized by the optionee at the time of the grant of an ISO, and, except in determining alternative minimum tax, no taxable income is recognized at the time the ISO is exercised. The optionee will, however, recognize taxable income or loss in the year in which the purchased shares are sold or otherwise made the subject of disposition.

    For federal tax purposes, dispositions of ISO's are divided into two categories: qualifying and disqualifying. The optionee will make a qualifying disposition of the purchased shares if the sale or other taxable disposition of such shares is made more than two years after the grant date of the option and more than one year after the exercise date. If the optionee fails to satisfy either of these two holding periods prior to the sale or other disposition of the purchased shares, then a disqualifying disposition will result.

    Upon a qualifying disposition of the shares, the optionee generally will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition over (ii) the option price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of the shares at the date of exercise (or, if lower, the fair market value of the shares on the date of disposition) over (ii) the option price paid therefor will be taxable as ordinary income. Any additional gain recognized upon the disposition will be a capital gain, and such gain will be long-term if the shares have been held for more than 18 months following exercise of the option.

    ALTERNATIVE MINIMUM TAX. The difference between the fair market value of shares subject to an ISO on the date of exercise and the exercise price of such shares is an adjustment to income for purposes of the alternative minimum tax (the "AMT"). The AMT (imposed to the extent it exceeds the taxpayer's regular tax) is 26% of an individual taxpayer's alternative minimum taxable income (28% in the case of alternative minimum taxable income in excess of $175,000). Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items (including the difference between the fair market value of the shares subject to the ISO on the date of exercise and the exercise price) and reducing this amount by the applicable exemption amount ($45,000 in case of a joint return, subject to reduction under certain circumstances). If a disqualifying disposition of the shares subject to an ISO occurs in the same calendar year as exercise of the ISO, there is no AMT adjustment with respect to those shares. Also, upon a sale of such shares that is a qualifying disposition, alternative minimum taxable income is reduced in the year of sale by the excess of the fair market value of the shares subject to the ISO at exercise over the amount paid for such shares.

    DEDUCTION TO THE COMPANY. The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee in connection with the exercise of an NSO. The deduction generally will be allowed for the taxable year of the Company in which occurs the last day of the calendar year in which the optionee recognizes ordinary income in connection with such exercise.

    If the optionee makes a disqualifying disposition of the shares purchased on exercise of an ISO, then the Company will be entitled to an income tax deduction for the taxable year in which such disposition occurs, equal to the amount which is taxable to the employee as ordinary income. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the shares purchased upon exercise of an ISO.

    Under Section 162(m) of the Code, the Company is not entitled to a deduction for certain executive compensation in excess of $1,000,000. This limitation applies to compensation paid to the Company's Chief Executive Officer and to each of its next four most highly compensated executive officers.
Amounts treated as compensation pursuant to the exercise of stock options are subject to the deduction limit, unless the option exercise price is at least equal to the fair market value of the underlying stock on the date of grant. In addition, the grant of options must be made by a committee of at least two "outside directors" as defined under Code Section 162(m). Awards granted under the 1998 Plan are intended to qualify for full deductibility.

    AMENDMENTS TO 1998 PLAN

    The Board of Directors may alter, amend, suspend, or terminate the 1998
Plan in whole or in part, except that without the approval of stockholders as may be required by law or the Company's By-laws, no such action may be taken that changes the minimum option price, increases the maximum term of any options granted thereunder, materially increases the benefits accruing to participants in the 1998 Plan, materially increases the number of securities that may be issued pursuant to the 1998 Plan ( except as described above), extends the period for granting options thereunder, or materially modifies the requirements as to eligibility for participation thereunder.

REQUIRED VOTE

    An affirmative vote of the holders of a majority of the shares of Common Stock outstanding is required for approval of the Rocky Mountain Internet 1998 Employees' Stock Option Plan. Abstentions and broker non-votes are considered shares of stock present in person or represented by proxy at the Meeting and entitled to vote and are counted in determining the number of votes necessary for a majority. An abstention will therefore have the practical effect of voting against approval of the proposal because it represents one fewer vote for approval of the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE ROCKY MOUNTAIN INTERNET 1998 EMPLOYEES' STOCK OPTION PLAN. UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED WILL BE VOTED "FOR" APPROVAL.

PROPOSAL NO. 4--APPROVAL OF AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

    On November 5, 1997, the Board of Directors recommended the adoption by the stockholders of a proposed amendment to Article 4 of the Company's Certificate of Incorporation of the Company that would increase the number of shares of Common Stock that the Company shall have authority to issue from Ten Million (10,000,000) to Twenty-Five Million (25,000,000).

    The proposed increase in the number of authorized shares of Common Stock has been deemed advisable by the Board of Directors in order to provide additional authorized but unissued shares for issuance from time-to-time for such proper corporate purposes as may be determined by the Board, without further action or authorization by the stockholders. Such corporate purposes might include the acquisition of additional capital funds through the issuance of shares, the acquisition of other companies, the declaration of shares splits and/or share dividends, employee benefit plans (including, but not limited to, the 1997 Plan and the 1998 Plan), or other corporate actions.

    As is described above under the caption "RECENT DEVELOPMENT," the Company agreed to issue to Mr. Hanson warrants (the "Warrants") to purchase 4,000,000 shares of Common Stock for an exercise price of $1.90 per share, subject to adjustment, and the Company granted Mr. Hanson incentive stock options to purchase 222,220 shares of Common Stock for an exercise price of $2.25 per share and non-qualified stock options to purchase 377,780 shares of Common Stock for an exercise price of $1.00 per share (collectively, the "Options") pursuant to the 1997 Plan. The Options vest one year from the date of grant (subject to acceleration of the vesting date by the Board of Directors or a committee thereof that will administer the 1997 Plan, if it is approved). The 1997 Plan is subject to the approval by the stockholders of the Company and is being submitted for such approval at the Meeting. See "Proposal No. 2--Approval of Rocky Mountain Internet, Inc. 1997 Stock Option Plan."

    As of the date hereof, the Company is not authorized to issue all of the shares of Common Stock that could be issued to Mr. Hanson in the event that he exercises all of the Warrants and Options. In connection with the issuance of the Warrants and the Options, the Company agreed to propose to the stockholders of the Company an amendment to the Company's Certificate of Incorporation to increase the number of shares of Common Stock that the Company is authorized to issue. In the event that this proposal is not approved, the Company would not have the authority to issue to Mr. Hanson all of the shares of Common Stock underlying the Warrants and Options that the Company issued to Mr. Hanson.

    As reported in the Company's Quarterly Report on Form 10-QSB for the quarterly period ended September 30, 1997, the Company's Common Stock is qualified for trading on the NASDAQ SmallCap Market. The board of directors of the NASDAQ Stock Market, Inc. recently approved amendments that will increase to $2,000,000 the minimum net tangible assets required for all companies whose securities are qualified for trading on the NASDAQ SmallCap Market. The new requirements are scheduled to go into effect on February 22, 1998. The Company anticipates that, assuming its revenues and expense trends continue and the Company does not obtain additional equity funds, the Company's net tangible assets will fall below the newly-adopted minimum required to maintain the qualification for trading its Common Stock on the NASDAQ SmallCap Market. The Company believes that, to the extent that additional equity capital is required, Douglas H. Hanson will exercise some or all of the Options or Warrants to purchase shares of Common Stock from the Company. Nevertheless, there is no assurance that Mr. Hanson will make such an additional investment. Mr. Hanson has not provided the Company an agreement to make such an additional investment. In the event that Mr. Hanson does exercise some or all of the Warrants or Options, the Company will need to have authorized a sufficient number of shares of Common Stock to make such an investment possible.

    The Company may seek to grow through strategic acquisitions. The Board has determined that it would enhance the Company's flexibility to have additional authorized shares of Common Stock available if an acquisition became available. The Company currently is authorized to issue 10,000,000 shares of Common Stock with all of such shares either issued or reserved for issuance under warrants, preferred stock conversion, options, and stock bonus plans.

    If this proposal is adopted, and if the 1997 Plan and the 1998 Plan are approved, there will be approximately 9,775,000 authorized shares of Common Stock available for issuance (based on information regarding outstanding shares of Common Stock as of October 31, 1997 and after taking into account the shares of Common Stock reserved for issuance under the 1997 Plan, the 1998 Plan, and other stock option and bonus plans, the exercise of warrants, including the Warrants issued to Douglas H. Hanson, and the conversion of outstanding preferred stock). The proposed increase in the number of authorized shares of Common Stock will not change the rights of holders of currently outstanding shares of Common Stock. The newly authorized shares will have the same rights as currently outstanding shares. Current stockholders of the Company would not have any preemptive rights to purchase a portion of any newly authorized shares.

    Although the proposed amendment is not intended to be an anti-takeover provision, the increase in authorized but unissued shares may have an anti-takeover effect in that additional shares could be used to dilute the stock ownership of persons seeking to obtain control of the

Company. The resulting effect may be to render more difficult or to discourage the possibility of certain mergers, tender offers, or proxy contests.

    If the proposed amendment is approved, all or any part of the authorized but unissued shares of Common Stock may thereafter be issued without further approval from the stockholders, except as required by law or the policies of any stock exchange or registered securities association on which the shares of stock of the Company may be listed, if any, for such purposes and on such terms as the Board of Directors may determine.

RECOMMENDATION; REQUIRED VOTE

    The Board of Directors unanimously recommends a vote "FOR" approval and adoption of the proposal to adopt the following two resolutions:

         RESOLVED, That, subject to the approval of the Stockholders of the Corporation at the next Annual Meeting of Shareholders, the Certificate of Incorporation of the Corporation shall be amended by deleting Section (a) of Article 4 and replacing it with the following:

              (a) AUTHORIZED SHARES. The aggregate number of shares which the corporation has authority to issue is 26,000,000. The authorized shares consist of 25,000,000 shares of common stock with a par value of $.001 per share, such class being designated "common stock," and 1,000,000 shares of preferred stock with a par value of $.001 per share, such class being designated "preferred stock."

         RESOLVED FURTHER, That, subject to the receipt of the approval of the stockholders of the Corporation at the Annual Meeting of Stockholders, the President and the Secretary of the Corporation be, and they are hereby authorized and directed to prepare, execute, and file or cause to be filed an appropriate Certificate of Amendment to the Corporation's Certificate of Incorporation with the Secretary of State of the State of Delaware and other appropriate authorities and to take such other and further action in order to carry out the intent and purposes of the preceding resolution and render effective such amendment to the Certificate of Incorporation.

    An affirmative vote of the holders of a majority of the shares of Common Stock issued and outstanding is required for approval. Abstentions and broker non-votes are considered shares of stock present in person or represented by proxy at the Meeting and entitled to vote and are counted in determining the number of votes necessary for a majority. An abstention will therefore have the practical effect of voting against approval of the amendment to the Certificate of Incorporation because it represents one fewer vote for approval of the amendment.

PROPOSAL NO. 5--APPROVAL OF AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO DECREASE THE NUMBER OF VOTES REQUIRED FOR ACTION BY THE STOCKHOLDERS OF THE COMPANY AT A MEETING THEREOF FROM A MAJORITY OF THE SHARES OF COMMON STOCK OUTSTANDING TO A MAJORITY OF THE SHARES PRESENT IN PERSON OR REPRESENTED BY PROXY AT A MEETING AND ENTITLED TO VOTE ON THE MATTER

    On November 5, 1997, the Board of Directors recommended the adoption by the stockholders of a proposed amendment to Article 4 of the Company's Certificate of Incorporation of the Company that would decrease the number of votes required for action by stockholders. The Certificate of Incorporation currently requires the vote of a majority of all shares of Common Stock outstanding for action by the stockholders. The amendment, as proposed, would decrease this requirement to a vote of the majority of the shares present in person or represented by proxy at a meeting at which a quorum is present and entitled to vote on the matter. The amendment as proposed is subject to applicable requirements of Delaware law that would require, as to certain actions, the vote of a greater number of shares to approve those actions.

    The proposed decrease in the number of votes required for action by stockholders at a meeting has been deemed advisable by the Board of Directors in order to facilitate the taking or approval of corporate action by the stockholders. The Board of Directors believes that, if and as the shares of Common Stock of the Company become more widely distributed, that is, owned by greater numbers of stockholders, it may be difficult to obtain the votes of a majority of the shares of Common Stock outstanding for the stockholders to take action at a meeting of the stockholders, whether those shares are present in person or are represented by proxy at a meeting. The result may be that some actions deemed necessary or desirable by the Board of Directors, but which require the approval of the stockholders, may not be approved, due to the greater number of shares that would be required to approve such actions.

    If the proposed amendment is approved, management believes that it will facilitate the taking of action by the stockholders of the Company at a meeting of stockholders. Management also believes that, as it is more likely that management-owned shares will be present or represented by proxy at meetings of stockholders than shares that are not owned by management, the relative voting power represented by management-owned shares would be increased.

RECOMMENDATION; REQUIRED VOTE

    The Board of Directors unanimously recommends a vote "FOR" approval and adoption of the proposal to adopt the following two resolutions:

         RESOLVED, That, subject to the approval of the stockholders of the Corporation at the next Annual Meeting of Stockholders, the Certificate of Incorporation of the Corporation shall be amended by deleting the last sentence of Section (b) of Article 4 and replacing it with the following:

         Unless otherwise provided by the Delaware General Corporation Law, with respect to any matter submitted to the stockholders of the Corporation at a meeting of the stockholders, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the matter shall be the act of the stockholders.

    RESOLVED FURTHER, That, subject to the receipt of the approval of the stockholders of the Corporation at the Annual Meeting of Stockholders, the President and the Secretary of the Company be, and they are hereby authorized and directed to prepare, execute, and file or cause to be filed an appropriate Certificate of Amendment to the Company's Certificate of Incorporation with the Secretary of State of the State of Delaware and other appropriate authorities and to take such other and further action in order to carry out the intent and purposes of the preceding resolution and render effective such amendment to the Certificate of Incorporation.

    An affirmative vote of the holders of a majority of the shares of Common Stock issued and outstanding is required for approval. Abstentions and broker non-votes are considered shares of stock present in person or represented by proxy at the Meeting and entitled to vote and are counted in determining the number of votes necessary for a majority. An abstention will therefore have the practical effect of voting against approval of the amendment to the Certificate of Incorporation because it represents one fewer vote for approval of the amendment.

PROPOSAL NO. 6--RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

    The Board of Directors has appointed Baird, Kurtz & Dobson, Certified Public Accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 1998. The Board of Directors proposes that the stockholders ratify this appointment.

    On January 21, 1997, the Board of Directors of the Company resolved to engage the accounting firm of Baird, Kurtz and Dobson as the Company's independent accountant for its fiscal year ending December 31, 1996. Effectively, the Company's former independent accountant, McGladrey & Pullen, LLP, simultaneously resigned as of January 20, 1997. The Denver office of McGladrey & Pullen was acquired by Baird, Kurtz and Dobson on June 17, 1996. Certain former audit engagement members are now with Baird, Kurtz and Dobson, and will continue to be involved with the Company's audit.

    McGladrey & Pullen's report on the financial statements for the fiscal years ended December 31, 1995 and 1994 contained a going concern statement, but otherwise was not qualified or modified as to audit scope or accounting principles.

    During the two most recent fiscal years and interim period subsequent to December 31, 1995, there have been no disagreements with McGladrey & Pullen on matters of accounting principles or practices, financial statement disclosure, auditing scope or procedure, or any reportable events.

    McGladrey & Pullen has furnished company with a copy of its letter addressed to the Commission stating that it agrees with the above statements.

    The Company expects that representatives of Baird, Kurtz & Dobson will be present at the Meeting, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

    In the event that ratification of the appointment of Baird, Kurtz & Dobson as the independent public accountants for the Company is not obtained at the Meeting, the Board of Directors will reconsider its appointment.

REQUIRED VOTE

    An affirmative vote of the holders of a majority of the shares of Common Stock issued and outstanding is required for ratification of the appointment of Baird, Kurtz & Dobson. Abstentions and broker non-votes are considered shares of stock present in person or represented by proxy at the Meeting and entitled to vote and are counted in determining the number of votes necessary for a majority. An abstention will therefore have the practical effect of voting against ratification of the appointment because it represents one fewer vote for ratification of the appointment.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE TO APPROVE THE RATIFICATION OF THE APPOINTMENT OF BAIRD, KURTZ & DOBSON AS THE INDEPENDENT AUDITORS FOR THE CURRENT FISCAL YEAR (ENDING DECEMBER 31, 1998), AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

                                    OTHER MATTERS

    The Board of Directors knows of no other business that will be presented to the Meeting. If any other business is properly brought before the Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.

                        ANNUAL REPORT AND FINANCIAL STATEMENTS

    The 1997 Annual Report of the Company, which includes its audited financial statements for the fiscal year ended December 31, 1996 and 1995 and unaudited financial statements for the quarters ended March 31, 1997, June 30, 1997, and September 30, 1997, has accompanied or preceded this Proxy Statement.

                                STOCKHOLDER PROPOSALS

    To be considered for inclusion in the Company's proxy materials relating to the 1999 Annual Meeting of Stockholders, stockholder proposals must be received by the Secretary of the Company no later than December 4, 1998.

WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, YOU ARE URGED TO FILL OUT, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE.

By order of the Board of Directors:

/s/ David L. Evans
David L. Evans
Secretary
Denver, Colorado
November 25, 1997

                                      Appendix A
                            Rocky Mountain Internet, Inc.
                                1997 Stock Option Plan

                            ROCKY MOUNTAIN INTERNET, INC.
                                1997 STOCK OPTION PLAN

                               ARTICLE I - INTRODUCTION

    1.1 ESTABLISHMENT. Rocky Mountain Internet, Inc., a Delaware corporation, hereby establishes the Rocky Mountain Internet, Inc. 1997 Stock Option Plan for certain key employees of the Company.

    1.2 PURPOSE OF PLAN. The purpose of the Rocky Mountain Internet, Inc. 1997 Stock Option Plan is to serve as a performance incentive and to encourage the ownership of Rocky Mountain Internet, Inc. common stock by officers and other key employees of the Company so that the person to whom the option is granted may acquire a proprietary interest in the success of the Company, and to encourage such person to remain in the employ of the Company. This Plan shall consist of grants of incentive stock options, which are intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended, and of options which are intended not to so qualify.

                               ARTICLE II - DEFINITIONS

    2.1   "Award" means an Option granted hereunder.

    2.2   "Board" means the Board of Directors of Rocky Mountain Internet, Inc.

    2.3   "Code" means the Internal Revenue Code of 1986, as amended.
Reference in this Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations promulgated thereunder.

    2.4 "Committee" means a committee or committees, each consisting of a member or members of the Board and/or such other person or persons as may be appointed from time to time by the Board, or the entire Board if no such Committee has been appointed. With respect to the making of a grant or grants under the Plan to Eligible Employees subject to Rule 16b-3, the Committee shall be constituted so as to comply with Rule 16b-3 and shall consist of either two
(2) "non-employee directors" within the meaning of Rule 16b-3, or the entire Board ("16b-3 Committee); provided, however, that if a 16b-3 Committee is not required for such grant or grants to meet the exemption requirements of Rule 16b-3, then this sentence shall not be applicable.

    2.5 "Company" means Rocky Mountain Internet, Inc., a Delaware corporation, or any successors as described in Article XI and any subsidiary of the Company of which the Company owns, directly or indirectly, fifty percent (50%) or more of its voting capital stock.

    2.6 "Date of Disability" means the date on which a Participant is classified as Disabled.

    2.7 "Disability" or "Disabled" means the classification of a Participant as "Disabled" pursuant to a long-term disability plan of the Company, if any, or successor to such plan (or, if there is no such plan, as determined by the Committee), provided that the Participant meets the requirements of Section 22(e)(3) of the Code.

    2.8   "Effective Date" means October 1, 1997.

    2.9 "Eligible Employee" means any person employed by the Company on a full-time, salaried basis who satisfies all of the requirements of Article VI.

    2.10 "Fair Market Value" means the fair market value of the Stock, as determined by the Committee; provided, however, that (i) if the Stock is admitted to trading on a national securities exchange on the date the Option is granted, Fair Market Value shall not be less than the last sale price reported for the Stock on such exchange on such date or, if no sales are reported on the date the Option is granted, on the date next preceding such date on which a sale was reported, or (ii) if the Stock is not admitted to trading on a national securities exchange on the date the Option is granted but the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation system on the date the Option is granted, Fair Market Value shall not be less than the average of the highest bid and lowest asked prices of the stock on such system on such date.

    2.11 "Incentive Stock Option" means an Option which is an "incentive stock option" within the meaning of Section 422 of the Code and which is granted under
Article VII.

    2.12 "Insider" means an "officer" or "director" of the Company within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended.

    2.13 "Nonqualified Stock Option" means an Option which is not an Incentive Stock Option and which is granted under Article VII.

    2.14 "Option" means either a Nonqualified Stock Option or an Incentive Stock Option granted under Article VII.

    2.15 "Participant" means an Eligible Employee who has been granted an Award under this Plan.

    2.16  "Plan" means this Rocky Mountain Internet, Inc. 1997 Stock Option
Plan.

    2.17 "Retirement" means voluntary resignation from the Company for any reason, except in the event of death, Disability, or Termination.

    2.18 "Retirement Date" is the employee's date of Retirement from the Company.

    2.19 "Rule 16b-3" means Rule 16b-3 or any successor rule promulgated under the Securities Exchange Act of 1934, as amended.

    2.20 "Stock" means common stock of Rocky Mountain Internet, Inc., $.01 par value per share.

    2.21 "Stock Option Agreement" means an agreement with respect to an Option, as described in Article VIII.

    2.22 "Termination" means discharge from employment with the Company for cause, except in the event of death, Disability, or Retirement. For this purpose, "cause" shall constitute (i) any act or omission of fraud or dishonesty, (ii) a breach of any material provision of a Participant's written employment agreement, (iii) a Participant's willful, intentional, or grossly negligent failure to perform his duties under his written employment agreement, or (iv) any indictment or conviction of a Participant for a crime involving moral turpitude or for any felony.

    2.23 "Vested Option" means, at any date, any portion of an Option which a Participant is then entitled to exercise pursuant to the terms of the Plan and an applicable Stock Option Agreement.

                      ARTICLE III - EFFECTIVE DATE AND DURATION

    3.1 EFFECTIVE DATE. Subject to the approval by a majority of the holders of Stock voted, in person or by proxy, at the 1998 Annual Meeting of Stockholders of the Company (which meeting shall be held within twelve (12) months after this Plan is adopted by the Board), this Plan shall be effective as of October 1, 1997.

    3.2 PERIOD FOR GRANTS OF AWARDS. Awards may be made as provided herein for a period of ten (10) years after the Effective Date.

    3.3 TERMINATION. This Plan may be terminated as provided in Article XII, but shall continue in effect until all matters relating to the payment of Awards and the administration of the Plan have been settled.

                             ARTICLE IV - ADMINISTRATION

    4.1 ADMINISTRATION. Except where this Plan expressly reserves administrative or other powers to the Company or the Board, this Plan shall be administered by the Committee. All questions of interpretation and application of this Plan, or of the terms and conditions pursuant to which Awards are granted, exercised, or forfeited under the provisions hereof, shall be subject to the determination of the Committee. Such determination shall be final and binding upon all parties affected thereby.

    It is contemplated that Awards granted hereunder will be recommended by the management of the Company or the Board to the Committee, and that the Committee will determine whether to accept such recommendations.

                           ARTICLE V - GRANT OF AWARDS AND
                   LIMITATION OF NUMBER OF SHARES OF STOCK AWARDED

    5.1 GRANTS OF AWARDS; NUMBER OF SHARES. The Committee may, from time to time, grant Awards of Options to one or more Eligible Employees in its discretion; provided, however, that:

    (i) Subject to any adjustment pursuant to Article X or Article XI, the aggregate number of shares of Stock subject to Awards under this Plan may not exceed six hundred thousand (600,000) shares of Stock;

    (ii) To the extent that an Award lapses or the rights of the Participant to whom it was granted terminate, or to the extent that the Award is canceled by mutual agreement of the Committee and the Participant (which cancellation opportunities may be offered by the Committee to Participants from time to time), any shares of Stock subject to such Award shall again be available for the grant of an Award hereunder; and

    (iii) Shares of Stock ceasing to be subject to an Award because of the exercise of an Option shall no longer be available for the grant of an Award hereunder.

    In determining the size of Awards, the Committee may take into account recommendations by the Board or the Company's management, a Participant's responsibility level, performance, potential, and cash compensation level, the Fair Market Value of the Stock at the time of Awards, and such other considerations as it deems appropriate.

                               ARTICLE VI - ELIGIBILITY

    6.1 ELIGIBLE INDIVIDUALS. All full-time, salaried employees of the Company (including salaried officers or employees who are members of the Board, but excluding directors who are not officers or employees of the Company) shall be eligible to receive Awards hereunder. Subject to the provisions of this Plan, the Committee shall from time to time select from such Eligible Employees those to whom Awards shall be granted and determine the size of the Awards. A Participant may hold more than one Option at any one time. No officer or employee of the Company shall have any right to be granted an Award under this Plan, as all Awards granted hereunder are granted in the sole and absolute discretion of the Committee, as provided herein.

                                ARTICLE VII - OPTIONS

    7.1 GRANTS OF OPTIONS. An Award shall be granted to Participants in the form of an Option to purchase Stock. An Award shall be considered as having been granted on the date specified in the grant resolution of the Committee.

    7.2 TYPE OF OPTION. The Committee may choose to grant a Participant who is an Eligible Employee either an Incentive Stock Option or a Nonqualified Stock Option or both, subject to the limitations contained herein. Incentive Stock Options and Nonqualified Stock Options, whether granted at the same or different times, shall be deemed to been awarded in separate grants, shall be clearly identified, and in no event shall the exercise of one Option affect the right to exercise any other Option or affect the number of shares of Stock for which any other Option may be exercised.

    7.3 INCENTIVE STOCK OPTION DOLLAR LIMITATIONS. If the Committee grants an Incentive Stock Option, the aggregate Fair Market Value (determined as of the date the Option is granted) of any such Option plus any incentive stock options granted under any other plans of the Company which shall be first exercisable by any one Participant during any one calendar year shall not exceed $100,000, or such other dollar limitation as may be provided in the Code.

    7.4   RESTRICTIONS ON DISPOSITIONS.  To preserve tax treatment under
Section 422 of the Code upon the dispostion of any shares of Stock acquired pursuant to any Incentive Stock Option granted under this Plan, a Participant may not dispose of any such shares of Stock within two (2) years from the date of grant of such Option nor within one (1) year of the exercise of such Option.

                         ARTICLE VIII - TERMS AND CONDITIONS
                              OF STOCK OPTION AGREEMENTS

    8.1 STOCK OPTION AGREEMENTS. Awards shall be evidenced by Stock Option Agreements in such form as the Committee shall, from time to time, approve.
Such Stock Option Agreements, which need not be identical, shall comply with and be subject to the following terms and conditions:

         (a) MEDIUM OF PAYMENT. Upon exercise of the Option, the Option price shall be payable either (i) in United States dollars in cash or by certified check, bank draft, or money order payable to the order of the Company, or (ii) in the discretion of the Committee, through the delivery of shares of Stock with a Fair Market Value equal to the total Option price, or (iii) by a combination of the methods described in (i) and (ii); provided, however, that in the case of an Option price which is paid by an Insider in whole or in part by the delivery of shares of Stock, the Stock acquired in the exercise of such Option shall not be disposed of by the Insider for a six (6) month period commencing on the date on which the Insider last purchased Stock (including the Stock tendered in connection with such exercise), except that this limitation shall not apply (i) if an Award was granted by a 16b-3 Committee as defined in Section 2.4 above, or (ii) in the event of the Participant's death or Disability during such six-month period.

         (b) NUMBER OF SHARES. The Stock Option Agreement shall state the total number of shares to which it pertains.

         (c) OPTION PRICE. With respect to a Nonqualified Stock Option, the Option price may be any price equal to or less than Fair Market Value, as determined in the sole discretion of the Committee. With respect to an Incentive Stock Option, the option price shall be not less than the Fair Market Value of such shares on the date of the granting of the Option (or one hundred ten percent (110%) of such amount if the Option is granted to an individual owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company).

         (d) TERM OF OPTIONS. Each Nonqualified Stock Option and Incentive Stock Option granted under this Plan shall expire not more than ten
         (10) years from the date the Option is granted, except that each Incentive Stock Option granted under the Plan to an individual owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company shall expire not more than five (5) years from the date the Option is granted. Notwithstanding any other provision of the Plan, any Participant who is an Insider may not exercise any portion of an Option during the first six (6) months following the grant of an Award, except that this limitation shall not apply (i) if such Award was granted by a 16b-3 Committee as defined in Section 2.4 above, or (ii) in the event of the Participant's Retirement, Disability or death during such six-month period.

         (e) DATE OF VESTING. Any Option awarded hereunder shall become a Vested Option, as follows:

              (i) The aggregate number of shares of Stock subject to an Award shall become a Vested Option one (1) year from the date of such award.

              (ii) Except as otherwise provided hereunder, the Committee may in its discretion accelerate the time at which an Option granted hereunder becomes a Vested Option.

              (iii) Notwithstanding the preceding, all Options which are awarded to a Participant hereunder shall become Vested Options upon the Participant's Retirement, Disability, or death.

         (f)  FORFEITURE OR EXERCISE OF OPTION.   In the event of a
         Participant's Termination with the Company, each Option held by him or her which is not a Vested Option shall terminate. Except as otherwise provided in the Stock Option Agreement, if a Participant terminates employment with the Company prior to exercise of the Participant's Vested Option, such Vested Option shall be forfeited, or be exercised, as follows:

              (i) TERMINATION. In the event of a Participant's Termination, the Participant's Vested Option shall be forfeited immediately.

              (ii) RETIREMENT. In the event of a Participant's Retirement, the Participant shall have the right to exercise his or her Vested Option within three (3) months (or such shorter period as the Code or the terms of the particular Stock Option Agreement may require) of the Participant's Retirement Date.

              (iii) DISABILITY. Upon the Disability of a Participant, the Participant's Vested Option shall be exercisable within twelve
              (12) months (or such shorter period as the Code or the terms of the particular Stock Option Agreement may require) of the Participant's Date of Disability.

              (iv) DEATH. If the Participant dies while in the employment of the Company or within the period of time after Retirement during which the Participant would have been entitled to exercise his or her Vested Option rights, the Participant's estate, personal representative, or beneficiary (as applicable) shall have the right to exercise such Vested Option within one (1) year from the date of the Participant's death (or such shorter period as the Code or the terms of the particular Stock Option Agreement may require).

         (g) AGREEMENT AS TO SALE OF SECURITIES. If, at the time of the exercise of any Option, in the opinion of counsel for the Company, it is necessary or desirable, in order to comply with any applicable laws or regulations relating to the sale of securities, that the Participant exercising the Option shall agree to purchase the shares that are subject to the Option for investment only and not with any present intention to resell the same and that the Participant will dispose of such shares only in compliance with such laws and regulations, the Participant will, upon the request of the Company, execute and deliver to the Company an agreement to such effect.

         (h) MINIMUM NUMBER OF SHARES. The minimum number of shares of Stock with respect to which an Option may be exercised at any one time shall be one hundred (100) shares, unless the number is the total number at the time available for exercise under the Award.

         (i) REQUIRED AMENDMENTS. Each Award shall be subject to any provision necessary to assure compliance with federal and state securities laws.

         (j) LIMITATION OF PARTICIPANT RIGHTS. A Participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to an Option unless and until the Option shall have been exercised pursuant to the terms thereof, the Company shall have issued and delivered the shares to the Participant, and the Participant's name shall have been entered as a stockholder of record on the books of the Company. Thereafter, the Participant shall have full voting, dividend, and other ownership rights with respect to such shares of stock.

         (k) ACCELERATION. The Committee may in its discretion accelerate the time at which an Option granted hereunder may be exercised; provided, however, that in the event of any such acceleration with respect to an Option held by an Insider, at least six (6) months shall elapse from the date of such acceleration to the later of the date of exercise of the Option or the disposition of the Stock acquired by exercising the Option, except that this limitation shall not apply (i) if an Award was granted by a 16b-3 Committee as defined in Section 2.4 above, or
         (ii) in the event of the Participant's death or Disability during such six-month period.

    In the event of any inconsistency between the provisions of the Plan and a Stock Option Agreement entered into hereunder, the provisions of the Plan shall govern.

                         ARTICLE IX - GRANTS IN SUBSTITUTION
                      FOR OPTIONS GRANTED BY OTHER CORPORATIONS

    9.1 SUBSTITUTE AWARDS. Awards may be granted under this Plan from time to time in substitution for similar awards held by employees of corporations who become or are about to become employees of the Company as the result of a merger or consolidation of the employing corporation with the Company, or the acquisition by the Company of the assets of the employing corporation, or the acquisition by the Company of fifty percent (50%) or more of the stock of the employing corporation causing it to become a subsidiary of the Company. Subject to the procurement of the approval of the stockholders of the Company as may be required for the Plan to satisfy the requirements of Rule 16b-3, the terms and conditions of the substitute Awards so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of the grant may deem appropriate to conform, in whole or in part, to the provisions of the options in substitution for which they are granted.

                       ARTICLE X - CHANGES IN CAPITAL STRUCTURE

    10.1  CAPITAL STRUCTURE CHANGES.

         (a) If the outstanding shares of the Company's Stock as a whole are increased, decreased, changed into, or exchanged for a different number or kind of shares or securities of the Company, whether through merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure, or the like, an appropriate and proportionate adjustment shall be made in the number and kinds of shares subject to the Plan and in the number, kinds, and per share exercise price of shares subject to unexercised Options or portions thereof granted prior to any such change. Any such adjustment in an outstanding Option, however, shall be made without a change in the total price applicable to the unexercised portion of the Option, but with a corresponding adjustment in the price for each share of Stock covered by the Option.

         (b) Upon dissolution or liquidation of the Company, or upon a reorganization, merger, or consolidation in which the Company is not the surviving corporation, or upon the sale of substantially all of the assets of the Company to another corporation, the Plan and the Options issued thereunder shall terminate, unless provision is made in connection with such transaction for the assumption of Options theretofore granted, or the substitution for such Options of new options of the successor employer corporation or a parent or subsidiary thereof, with appropriate adjustment as to the number and kinds of shares and the per share exercise prices. In the event of such termination, all outstanding Options shall be exercisable in full for at least thirty (30) days prior to the termination date whether or not otherwise exercisable during such period.

         (c) In the event of a change in the Stock which is limited to a change in the designation thereof to "capital stock" or other similar designation, or in par value to no par value, without increase or decrease in the number of issued shares, the shares resulting from any such change shall be deemed to be Stock within the meaning of this Plan.

         (d) Adjustments under this Section shall be made by the Committee, whose determination as to what adjustment shall be made, and the extent thereof, shall be conclusive. The Committee shall have the discretion and power in any such event to determine and to make effective provision for the acceleration of time during which the Option may be exercised, notwithstanding the provisions of the Option setting forth the date or dates on which all or any part of it may be exercised. No fractional shares of Stock shall be issued under the Plan on account of any adjustment specified above.

                           ARTICLE XI - COMPANY SUCCESSORS

    11.1  IN GENERAL

         (a) If the Company shall be the surviving or resulting corporation in any merger, sale of assets or sale of stock, consolidation, or corporate reorganization (including a reorganization in which the holders of Stock receive securities of another corporation), any Award granted hereunder shall pertain to and apply to the securities to which a holder of Stock would have been entitled. The Committee shall make such appropriate determinations and adjustments as it deems necessary so as to preserve substantially the rights and benefits, both as to number of shares and otherwise, of Participants under this Plan.

         (b) If the Company shall not be the surviving corporation in any merger, sale of assets or sale of stock, consolidation, or corporate reorganization (including a reorganization in which the holders of Stock receive securities of another corporation) involving the Company, the successor corporation may, but shall not be required to, issue substitute options so as to preserve substantially the rights and benefits of the Participants under this Plan.

                    ARTICLE XII - AMENDMENT OR TERMINATION OF PLAN

    12.1  AMENDMENTS AND TERMINATION.  The Plan shall terminate on the tenth
(10th) anniversary of the Effective Date of the Plan. The Board may at any time and from time to time alter, amend, suspend, or terminate this Plan in whole or in part, except (i) without such stockholder approval as may be required by law and the Company's by-laws, no such action may be taken which changes the minimum option price, increases the maximum term of Options, materially increases the benefits accruing to Participants hereunder, materially increases the number of securities which may be issued pursuant to this Plan (except as provided in Section 10.1 and 11.1), extends the period for granting Awards hereunder, or materially modifies the requirements as to eligibility for participation hereunder, and (ii) without the consent of the Participant to whom any Award shall theretofore have been granted, no such action may be taken which adversely affects the rights of such Participant concerning such Award, except as such termination or amendment of this Plan is required by statute, or rules and regulations promulgated thereunder, or as otherwise permitted hereunder.

                       ARTICLE XIII - MISCELLANEOUS PROVISIONS

    13.1 NONTRANSFERABILITY. Except by the laws of descent and distribution, no benefit provided hereunder shall be subject to alienation, assignment, or transfer by a Participant (or by any person entitled to such benefit pursuant to the terms of this Plan), nor shall it be subject to attachment or other legal process of whatever nature, and any attempted alienation, assignment, attachment, or transfer shall be void and of no effect whatsoever and, upon any such attempt, the benefit shall terminate and be of no force or effect. During a Participant's lifetime, Options granted to the Participant shall be exercisable only by the Participant. Shares of Stock shall be delivered only into the hands of the Participant or death beneficiary entitled to receive the same or into the hands of the Participant's authorized legal representative.

    13.2 NO EMPLOYMENT RIGHT. Neither this Plan nor any action taken hereunder shall be construed as giving any right to any individual to be retained as an officer or employee of the Company.

    13.3 TAX WITHHOLDING. The Company's obligation to deliver Stock upon the exercise of an Option shall be subject to the satisfaction of all applicable federal, state and local income and other tax withholding requirements. At the time an Option is exercised by the Participant, the Committee, in its sole discretion, may permit the Participant to pay all such amounts of tax withholding or any part thereof, by transferring to the Company, or directing the Company to withhold from the Stock otherwise issuable to such Participant, Stock having a value equal to the amount required to be withheld or such lesser amount as may be determined by the Committee at such time. The value of Stock to be withheld shall be based on the Fair Market Value of the Stock on the date that the amount of tax to be withheld is to be determined.

    13.4 FRACTIONAL SHARES. Any fractional shares concerning Awards shall be eliminated at the time of payment or payout by rounding down for fractions of less than one-half (1/2) and rounding up for fractions of equal to or greater than one-half (1/2). No cash settlements shall be made with respect to fractional shares eliminated by rounding.

    13.5 GOVERNMENT AND OTHER REGULATIONS. The obligation of the Company to make payment of Awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by any government agencies as may be deemed necessary or appropriate by the Committee. If Stock awarded hereunder may in certain circumstances be exempt from registration under the Securities Act of 1933, the Company may restrict its transfer in such manner as it deems advisable to ensure such exempt status. The Plan is intended to comply with Rule 16b-3. Any provision inconsistent with Rule 16b-3 shall be inoperative and shall not affect the validity of the Plan. The Plan shall be subject to any provision necessary to assure compliance with federal and state securities laws.

    13.6 INDEMNIFICATION. Each person who is or at any time serves as a member of the Board or the Committee shall be indemnified and held harmless by Rocky Mountain Internet, Inc. against and from (i) any loss, cost, liability, or expense that may be imposed on or reasonably incurred by such person in connection with or resulting from any claim, action, suit, or proceeding to which such person may be a party or in which such person may be involved by reason of any action or failure to act under this Plan; and (ii) any and all amounts paid by such person in satisfaction of judgment in any such action, suit, or proceeding relating to this Plan. Each person covered by this indemnification shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend the same on such person's own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the charter or by-laws of the Company, as a matter of law, or otherwise, or any power that the Company may have to indemnify such person or hold such person harmless.

    13.7 RELIANCE ON REPORTS. Each member of the Board or the Committee shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company, and upon any other information furnished in connection with this Plan. In no event shall any person who is or shall have been a member of the Board or the Committee be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information, or for any action taken, including the furnishing of information, or failure to act, if in good faith.

    13.8 GOVERNING LAW. All matters relating to this plan or to Awards granted hereunder shall be governed by the laws of the State of Colorado, without regard to the principles of conflict of laws thereof, except to the extent preempted by the laws of the United States.

    13.9 RELATIONSHIP TO OTHER BENEFITS. No payment under this Plan shall be take into account in determining any benefits under any pension, retirement, profit sharing, or group insurance plan of the Company.

    13.10 EXPENSES. The expenses of implementing and administering this Plan shall be borne by the Company.

    13.11 TITLES AND HEADINGS. The titles and headings of the Articles and Sections in this Plan are for convenience of reference only, and in the event of any conflict, the text of this Plan, rather than such titles or headings, shall control.

    13.12 USE OF PROCEEDS. Proceeds from the sale of Stock pursuant to Options granted under the Plan shall constitute general funds of the Company.

    13.13 NONEXCLUSIVITY OF PLAN. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options other than under the Plan, and such arrangements may be applicable either generally or only in specific cases.

    IN WITNESS WHEREOF, the Company has caused this Plan to be executed by its duly authorized officers and its seal to be affixed hereto, effective, except as specified to the contrary herein, as of October 1, 1997.


ATTEST/WITNESS                              ROCKY MOUNTAIN INTERNET, INC.

By:                                    By:
   -----------------------------          -----------------------------
Name: Kevin Loud                       Name: Roy J. Dimoff

Title: Secretary                       Title: President



[SEAL]

                                      Appendix B
                            Rocky Mountain Internet, Inc.
                          1998 Employees' Stock Option Plan

                            ROCKY MOUNTAIN INTERNET, INC.
                          1998 EMPLOYEES' STOCK OPTION PLAN

                                      SECTION 1
                                     INTRODUCTION

    1.1 ESTABLISHMENT. Rocky Mountain Internet, Inc., a Delaware corporation, hereby establishes the Rocky Mountain Internet, Inc. 1998 Employees' Stock Option Plan (the "Plan") for certain key employees, consultants and advisors of Rocky Mountain Internet, Inc. (together with its affiliated corporations as defined in Section 2.1(a) below, the "Company").

    1.2 PURPOSES. The purposes of the Plan are to provide Eligible Persons (as defined in Section 2.1 (f) below) selected for participation in the Plan with added incentives to continue in the long-term service of the Company and to create in such persons a more direct interest in the future success of the operations of the Company by relating incentive compensation to increases in stockholder value, so that the income of the Eligible Persons is more closely aligned with the income of the Company's stockholders. The Plan also is designed to attract key employees, consultants, and advisors and to retain and motivate Eligible Persons by providing an opportunity for investment in the Company.

                                      SECTION 2
                                     DEFINITIONS
    2.1 DEFINITIONS. The following terms shall have the meanings set forth below:

         (a) "AFFILIATED CORPORATION" means any corporation or other entity (including, but not limited to, a partnership) which is affiliated with Rocky Mountain Internet, Inc. through stock ownership or otherwise and is treated as a common employer under the provisions of Code Sections 414(b) and (c).

         (b)  "BOARD" means the Board of Directors of the Company.

         (c) "CODE" means the Internal Revenue Code of 1986, as it may be amended from time to time.

         (d) "DISABILITY" means a physical or mental condition which, in the judgment of the Company, based on medical reports or other evidence satisfactory to the Company, permanently prevents an employee from satisfactorily performing his or her usual duties for the Company or the duties of such other position or job which the Company makes available to him or her and for which such employee is qualified by reason of his or her training, education or experience.

         (e) "EFFECTIVE DATE" means the effective date of the Plan, which will be March 1, 1998 subject to the approval of the Plan by the Company's stockholders.

         (f) "ELIGIBLE PERSONS" means full-time key employees of the Company or any Affiliated Corporation or any division thereof, whose judgment, initiative and efforts are, or will be, important to the successful conduct of its business; provided that no person who is a director of the Company may be an Eligible Person. An employee will be considered a "full-time" employee if such employee is employed by the Company on a minimum basis of thirty hours of service a week. Eligible Persons also include independent contractors, consultants and advisors of the Company or any Affiliated Corporation or any division thereof; provided that such independent contractors, consultants and advisors may not be granted Incentive Stock Options under this Plan.

         (g) "FAIR MARKET VALUE" means the officially quoted closing price of the Stock on the Small Cap National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System on a particular date, or if no such prices are reported on NASDAQ, then Fair Market Value shall mean the average of the high and low sale prices for the Stock (or if no sales prices are reported, the average of the high and low bid prices) as reported by the principal regional stock exchange, or if not so reported, as reported by a quotation system of general circulation to brokers and dealers. If there are no Stock transactions on such date, the Fair Market Value shall be determined as of the immediately preceding date on which there were Stock transactions. If the Stock is not publicly traded, the Fair Market Value of the Stock on any date shall be determined in good faith by the Administrative Committee after such consultation with outside legal, accounting and other experts as the Administrative Committee may deem advisable.

         (h) "ADMINISTRATIVE COMMITTEE means a committee or committees, each consisting of a member or members of the Board and/or such other person or persons as may be appointed from time to time by the Board, or the entire Board if no such Committee has been appointed. With respect to the administration of a grant or grants under the Plan to Eligible Persons subject to Rule 16b-3, such Administrative Committee shall be constituted so as to comply with Rule 16b-3 and shall consist of (i) two non-employee directors or (ii) the entire Board ("16b-3 Committee"); PROVIDED THAT if a 16b-3 Committee is not required for such grant or grants to meet the exemption requirements under Rule 16b-3, then this sentence shall not be applicable.

         (i) "INCENTIVE STOCK OPTION" means any Option designated as such and granted in accordance with the requirements of Code Section 422.

         (j)  "1934 ACT" means the Securities Exchange Act of 1934, as amended.

         (k) "NON-STATUTORY OPTION" means any Option other than an Incentive Stock Option.

         (l) "OPTION" means a right to purchase Stock at a stated price for a specified period of time.

         (m) "OPTION PRICE" means the price at which Shares of Stock subject, to an Option may be purchased, determined in accordance with Section 5.2(b).

         (n) "OPTION HOLDER" means an Eligible Person of the Company designated by the Administrative Committee from time to time during the term of the Plan to receive one or more Options under the Plan.

         (o)  "OPTIONED SHARES" means the Shares subject to an Option.

         (p) "PLAN YEAR" means each 12-month period beginning January 1 and ending the following December 31, except that for the first year of the Plan, the Plan Year shall begin on the Effective Date and extend to the first December 31 following the Effective Date.

         (q) "RULE 16b-3" means Rule 16b-3 promulgated under the 1934 Act or any successor rule.

         (r)  "SHARE" or "SHARES" means a share or shares of Stock.

         (s)  "STOCK" means the common stock of the Company.

    2.2 GENDER AND NUMBER. Except where otherwise indicated by the content, the masculine gender also shall include the feminine gender, and the definition of any term herein in the singular also shall include the plural.

                                      SECTION 3
                                 PLAN ADMINISTRATION

    3.1 ADMINISTRATIVE COMMITTEE; POWERS. The Plan shall be administered by the Administrative Committee. In accordance with the provisions of the Plan, the Administrative Committee shall have full power and authority, in its sole discretion, to administer the Plan, including authority to interpret and construe any provision of the Plan and any Option granted hereunder, to select the Eligible Persons to whom Options will be granted, the amount of each Option, and any other terms and conditions of each Option as the Administrative Committee may deem necessary or desirable and consistent with the terms of the Plan. The Administrative Committee shall have full power and authority to determine the form or forms of the agreements with Option Holders, which shall evidence the particular provisions, terms, conditions, rights and duties of the Company and the Option Holders with respect to Options granted pursuant to the Plan, which provisions need not be identical except as may be provided herein. The Administrative Committee in granting an Option may provide for the granting or issuance of additional, replacement or alternative Options upon the occurrence of specified events, including the exercise of the original Option.

    3.2 ACTIONS OF ADMINISTRATIVE COMMITTEE. The Administrative Committee may from time to time adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of the Code or in order to conform to any regulation or to any change in law or regulation applicable thereto, or as it may otherwise deem proper and in the best interests of the Company. The Administrative Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement entered into hereunder in the manner and to the extent it shall deem expedient and it shall be the sole and final judge of such expediency. No member of the Administrative Committee shall be liable for any action, interpretation or determination made in good faith (including determinations of Fair Market Value), and all members of the Administrative Committee shall, in addition to their rights as directors, be fully protected by the Company with respect to any such action, interpretation or determination. All actions taken and all interpretations and determinations made by the Administrative Committee pursuant to the provisions of the Plan shall be final, binding and conclusive for all purposes and on Option Holders, the Company and all other persons. Any determination reduced in writing and signed by all of the members shall be fully effective as if it had been made by a majority vote at a meeting duly called and held.

                                      SECTION 4
                             STOCK RESERVED FOR THE PLAN

    4.1 NUMBER OF SHARES. Subject to the provisions of Section 4.3 below, 266,544 Shares are authorized for issuance under the Plan in accordance with the provisions of the Plan. Shares which may be issued upon the exercise of Options shall be applied to reduce the maximum number of Shares remaining available under the Plan. The 266,544 Shares reserved for issuance under the Plan may be either authorized and unissued or held in the treasury of the Company.

    4.2 UNUSED AND FORFEITED STOCK. Any Shares that are subject to an Option under this Plan which are not used because the terms and conditions of the Option are not met, including any Shares that are subject to an Option which expires or is terminated for any reason, any Shares which are used for full or partial payment of the purchase price of Shares with respect to which an Option is exercised and any Shares retained by the Company pursuant to Section 5 or
Section 11 automatically shall become available for use under the Plan.

    4.3 ADJUSTMENTS FOR STOCK SPLIT, STOCK DIVIDEND, ETC. If the Company shall at any time increase or decrease the number of its outstanding Shares of Stock, or change in any way the rights and privileges of such Shares by means of the payment of a stock dividend or any other distribution upon such Shares payable in Stock, or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization involving the Stock, except in connection with an initial public offering, then in relation to the Stock that is affected by one or more of the above events, such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under this Plan, then the Administrative Committee shall, in its sole discretion and in such manner as the Administrative Committee may deem equitable and appropriate, make such adjustments to any or all of (i) the number and kind of Shares which thereafter may be made subject to the benefits contemplated by the Plan, (ii) the number and kind of Shares subject to outstanding Options, and
(iii) the purchase or exercise price with respect to any of the foregoing, provided, however, that the number of Shares subject to any Option shall always be a whole number. The Administrative Committee may, if deemed appropriate, provide for a cash payment to any Option Holder of an Option in connection with any adjustment made pursuant to this Section.

    4.4 GENERAL ADJUSTMENT RULES. If any adjustment or substitution provided for in this Section 4 shall result in the creation of a fractional Share under any Option, the Company shall, in lieu of issuing such fractional Share, pay to the Option Holder a cash sum in an amount equal to the product of such fraction multiplied by the Fair Market Value of a Share on the date the fractional Share otherwise would have been issued.

                                      SECTION 5
                                    STOCK OPTIONS

    5.1 GRANT OF OPTIONS. An Eligible Person may be granted one or more Options. The Administrative Committee, in its sole discretion, shall designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Option. The Administrative Committee may grant both an Incentive Stock Option and a Non-Statutory Option to the same Eligible Person at the same time or at different times. Incentive Stock Options and Non-Statutory Options, whether granted at the same or different times, shall be deemed to have been awarded in separate grants, shall be clearly identified, and in no event shall the exercise of one Option affect the right to exercise any other Option or affect the number of Shares for which any other Option may be exercised.

    5.2 OPTION AGREEMENTS. Each Option granted under the Plan shall be evidenced by a written stock option agreement which shall be entered into by the Company and the Option Holder, and which shall contain the following terms and conditions, as well as such other terms and conditions not inconsistent therewith, as the Administrative Committee may consider appropriate in each case. In the event of any inconsistency between the provisions of the Plan and any such agreement entered into hereunder, the provisions of the Plan shall govern. Any such agreement may be supplemented or amended from time to time as approved by the Administrative Committee as contemplated herein.

         (a) NUMBER OF SHARES. Each stock option agreement shall state that it covers a specified number of Shares, as determined by the Administrative Committee. Notwithstanding any other provision of the Plan, the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an Option Holder in any calendar year, under the Plan and all other plans of the Company and its parent and subsidiary companies, shall not exceed $100,000. For this purpose, the Fair Market Value of the Shares shall be determined as of the time an Option is granted.

         (b) PRICE. The price at which each Optioned Share may be purchased shall be determined by the Administrative Committee and set forth in the stock option agreement. In no event shall the Option Price for each Share covered by an Incentive Stock Option be less than the Fair Market Value of the Stock on the date the Option is granted; provided, however, that the Option Price for each Share covered by an Incentive Stock Option granted to an Eligible Person who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company must be at least 110% of the Fair Market Value of the Stock subject to the Incentive Stock Option on the date the Option is granted. The Option Price for each Share covered by a Non-Statutory Option may be granted at any price equal to or less than Fair Market Value, in the sole discretion of the Administrative Committee.

         (c) VESTING. The Administrative Committee in its discretion may impose a vesting schedule or vesting provision with respect to any Options granted hereunder which shall be specified in the stock option agreement evidencing such Option.

         (d) DURATION OF OPTIONS. Each stock option agreement shall state the period of time, determined by the Administrative Committee, within which the Option may be exercised by the Option Holder (the "Option Period"). The Option Period must expire, in all cases, not more than ten years from the date an Option is granted; provided, however, that the Option Period of an Incentive Stock Option granted to an Eligible Person who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company must expire not more than five years from the date such Option is granted. Notwithstanding any other provision of the Plan, any Option Holder who is subject to Section 16 of the 1934 Act may not exercise any portion of an Option during, the first six months following the grant of such Option, except that this limitation shall not apply (i) if such Option was granted by a 16b-3 Committee as defined in Section 2.1(h) above or (ii) in the event of the Option Holder's death or Disability during such six-month period.

         (e) TERMINATION OF EMPLOYMENT, DEATH, DISABILITY, ETC. Except as otherwise determined by the Administrative Committee, each stock option agreement shall provide as follows with respect to the exercise of the Option upon termination of the employment or the death of the Option Holder:

              (i) If the employment of the Option Holder is terminated (or, in the case of a consultant or advisor, if the services of the Option Holder are terminated) within the Option Period for cause, as determined by the Company, the Option thereafter shall be void for all purposes. As used in this section, "cause" shall mean an act of fraud or dishonesty, moral turpitude or a gross violation, as determined by the Company, of the Company's established policies and procedures. The effect of this section shall be limited to determining the consequences of a termination, and nothing in this section shall restrict or otherwise interfere with the Company's discretion with respect to the termination of any employee, consultant or advisor.

              (ii) If the Option Holder dies, or if the Option Holder becomes Disabled during the Option Period while still employed (or, in the case of a consultant or advisor, while the Option Holder is performing services), or within the three-month period referred to in (iii) below, the Option may be exercised by those entitled to do so under the Option Holder's will or by the laws of descent and distribution within twelve months following the Option Holder's death or Disability, but not thereafter. In any such case, the Option may be exercised only as to the Shares as to which the Option had become exercisable on or before the date of the Option Holder's death or Disability

              (iii) If the employment of the Option Holder by the Company is terminated (which for this purpose means that the Option Holder is no longer employed by the Company or by an Affiliated Corporation and which, in the case of a consultant or advisor, means that the Option Holder is no longer performing services for the Company or an Affiliated Corporation) within the Option Period for any reason other than cause, Disability, or the Option Holder's death, the Option may be exercised by the Option Holder within three months following the date of such termination (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the Shares as to which the Option had become exercisable on or before the date of termination of employment or termination of services.

         (f) TRANSFERABILITY. Each stock option agreement shall provide that the Option granted therein is not transferable by the Option Holder except by will or pursuant to the laws of descent and distribution, and that such Option is exercisable during the Option Holder's lifetime only by him or her, or in the event of Disability or incapacity, by his or her guardian or legal representative.

         (g)  EXERCISE, PAYMENTS, ETC.

              (i) Each stock option agreement shall provide that the method for exercising the Option granted therein shall be by delivery to the Company of written notice specifying the particular Option (or portion thereof) which is being exercised, the number of Shares with respect to which such Option is exercised and including payment of the Option Price. Such notice shall be in a form satisfactory to the Administrative Committee. An Option for the purchase of Shares granted hereunder may be exercised either in whole at any time, or from time to time in part in lots of no less than 100 Shares or, in the event any balance as to which the Option remains unexercised shall be less than 100 Shares, in a lot equal to such balance. The exercise of the Option shall be deemed effective upon receipt of such notice by the Company and payment to the Company of the Option Price. The purchase of such Stock shall take place at the principal offices of the Company upon delivery of such notice, at which time the purchase price of the Stock shall be paid in full by any of the methods or any combination of the methods set forth in (ii) below. A properly executed certificate or certificates representing the Stock shall be issued by the Company and delivered to the Option Holder.

              (ii) The method or methods of payment of the Option Price for the Shares to be purchased upon exercise of an Option shall be determined by the Administrative Committee and may consist of any of the following methods or any combination of the following methods:

                    (A)   in cash;

                    (B) by cashier's check payable to the order of the Company;

                    (C) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised;

                    (D) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price;

                    (E) by delivery to the Company of certificates representing the number of Shares then owned by the Option Holder, the Fair Market Value of which equals the purchase price of the Stock purchased pursuant to the Option, properly endorsed for transfer to the Company; provided however, that Shares used for this purpose must have been held by the Option Holder for such minimum period of time as may be established from time to time by the Administrative Committee. The Fair Market Value of any Shares delivered in payment of the purchase price upon exercise of the Option shall be the Fair Market Value as of the exercise date and the exercise date shall be the day of the delivery of the Certificates for the Stock used as payment of the Option Price.

         (h) DATE OF GRANT. An Option shall be considered as having been granted on the date specified in the grant resolution of the Administrative Committee.

    5.3 STOCKHOLDER PRIVILEGES. Prior to the exercise of the Option and the transfer of Shares to the Option Holder, an Option Holder shall have no rights as a stockholder with respect to any Shares subject to any Option granted to such person under this Plan, and until the Option Holder becomes the holder of record of such Stock, no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date such Option Holder becomes the holder of record of such Stock, except as provided in Section 4.

                                      SECTION 6
                                  CHANGE IN CONTROL

    6.1 CHANGE IN CONTROL. In the event of a change in control of the Company, as defined in Section 6.2, notwithstanding any contrary vesting schedules unless the applicable stock option agreement provides otherwise, each outstanding Option shall become exercisable in full in respect of the aggregate number of Shares covered thereby, upon the occurrence of the events described in clause
(a) and (b) of Section 6.2 or immediately prior to the consummation of the events described in clause (c) of Section 6.2, and the Administrative Committee, in its sole discretion, without obtaining stockholder approval, to the extent permitted in Section 10, may take any or all of the following actions: (a) grant a cash bonus award to any Option Holder in an amount necessary to pay the Option Price of all or any portion of the Options then held by such Option Holder; (b) pay cash to any or all Option Holders in exchange for the cancellation of their outstanding Options in an amount equal to the difference between the Option Price of such Options and the greater of the tender offer price for the underlying Stock or the Fair Market Value of the Stock on the date of the cancellation of the Options; and (c) make any other adjustments or amendments to the outstanding Options. Notwithstanding the foregoing, unless otherwise provided in the applicable stock option agreement, the Administrative Committee may, in its discretion, determine that any or all outstanding Options granted pursuant to the Plan will not vest or become exercisable on an accelerated basis in connection with an event described in clause (c) of Section 6.2 and/or will not terminate if not exercised prior to consummation of such event, if the Board or the surviving or acquiring corporation, as the case may be, shall have taken or made effective provision for the taking of, such action as in the opinion of the Administrative Committee is equitable and appropriate to substitute a new Option for such Option or to assume such Option and in order to make such new or assumed Option, as nearly as may be practicable, equivalent to the old Option (before giving effect to any acceleration of the vesting or exercisability thereof), taking into account, to the extent applicable, the kind and amount of securities, cash or other assets into or for which the Stock may be changed, converted or exchanged in connection with such event.

    6.2  DEFINITION. A "change in control" shall be deemed to have occurred if
(a) any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the 1934 Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of more than 50% of the then outstanding voting stock of the Company; or (b) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders approve a plan or complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets; or (c) a tender offer or exchange offer to acquire securities of the Company (other than such an offer made by the Company or any subsidiary), whether or not such offer is approved or opposed by the Board is made to acquire securities of the Company entitling the holders thereof to 50% or more of the voting power in the election of directors of the Company.

    6.3 GOLDEN PARACHUTE PAYMENTS. IF the provisions of this Section would result in the receipt by any Option Holder of a payment within the meaning of Code Section 280G and the regulations thereunder and if the receipt of such payment would result in the imposition of any excise tax under Code Sections 280G and 4999, then the amount of such payment will be reduced to the extent required, in the opinion of independent tax counsel, to prevent the imposition of such excise tax; provided, however, that the Administrative Committee, in its sole discretion, may authorize the payment of all or any portion of the amount of such reduction to the Option Holder. In such event, the Company will have no obligation or liability with respect to the Option Holder for the amount of any excise tax imposed on the Option Holder under Code Sections 280G and 4999.


                                      SECTION 7
                        RIGHTS OF EMPLOYEES AND OPTION HOLDERS

    7.1 EMPLOYMENT. Nothing contained in the Plan or in any Option shall confer upon any Eligible Person any right with respect to the continuation of his or her employment by the Company (or, in the case of an advisor or consultant, to the continuation of the performance of services for the Company), or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or services or to increase or decrease the compensation of such Eligible Person from the rate in existence at the time of the grant of an Option. Whether an authorized leave of absence, or absence in military or government service, shall constitute a termination of employment or a termination of services shall be determined by the Administrative Committee at the time.

    7.2 NONTRANSFERABILITY. No right or interest of any Option Holder in an Option granted pursuant to the Plan shall be assignable or transferable during the lifetime of the Option Holder, either voluntarily or involuntarily, or be subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy. In the event or an Option Holder's death, an Option Holder's rights and interests in Options shall, to the extent provided in Section 5, be transferable by testamentary will or the laws of decent and distribution. In the opinion of the Administrative Committee, if an Option Holder is disabled from caring for his affairs because of mental condition, physical condition or age, such Option Holder's Options shall be exercised by such person's guardian, conservator or other legal personal representative upon furnishing the Administrative Committee with evidence satisfactory to the Administrative Committee of such status.

                                      SECTION 8
                                 GENERAL RESTRICTIONS

    8.1 INVESTMENT REPRESENTATIONS. The Company may require any Option Holder, as a condition of exercising such Option or receiving Stock under the Option, to give written assurances, in the substance and form satisfactory to the Company and its counsel, to the effect that such person is acquiring the Stock subject to the Option for his own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws. Legends evidencing such restrictions may be placed on the certificates evidencing the Stock

    8.2 COMPLIANCE WITH SECURITIES LAWS. Each Option shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing registration or qualification of the Shares subject to such Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of Shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Administrative Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

    8.3 STOCK RESTRICTION AGREEMENT. The Administrative Committee may provide that Shares of Stock issuable upon the exercise of an Option shall, under certain conditions, be subject to restrictions whereby the Company has a right of first refusal with respect to such Shares or a right or obligation to repurchase all or a portion of such Shares, which restrictions may survive an Option Holder's term of employment or term of service with the Company.

    8.4 RESTRICTION ON DISPOSITION To preserve tax treatment under Section 422 of the Code upon the disposition of any Optioned Shares acquired pursuant to any Incentive Stock Option granted under this Plan, an Option Holder may not dispose of any such Optioned Shares within two years from the date of the grant of such Option nor within one year of the exercise of such Option.

                                      SECTION 9
                               OTHER EMPLOYEE BENEFITS

    The amount of any compensation deemed to be received by an Option Holder as a result of the exercise of an Option shall not constitute "earnings" with respect to which any other employee benefits of such Option Holder are determined, including without limitation benefits under any pension, profit sharing, life insurance or salary continuation plan.

                                      SECTION 10
                     PLAN AMENDMENT, MODIFICATION AND TERMINATION

    The Board may at any time terminate, and from time-to-time may amend or modify, the Plan; provided, however, that no amendment or modification may become effective without approval of the amendment or modification by the stockholders if stockholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, or if the Company, on the advice of counsel, determines that stockholder approval otherwise is necessary or desirable.

    No amendment, modification or termination of the Plan shall in any manner adversely affect any Options theretofore granted under the Plan without the consent of the Option Holder holding such Options.

                                      SECTION 11
                                     WITHHOLDING

    11.1 WITHHOLDING REQUIREMENT. The Company's obligation to deliver Shares upon the exercise of an Option shall be subject to the satisfaction of all applicable federal, state and local income and other tax withholding requirements.

    11.2 WITHHOLDING WITH STOCK. At the time an Option is exercised by the Option Holder, the Administrative Committee, in its sole discretion, may permit the Option Holder to pay all such amounts of tax withholding, or any part thereof, by transferring to the Company, or directing the Company to withhold from Shares otherwise issuable to such Option Holder, Shares having a value equal to the amount required to be withheld or such lesser amount as may be determined by the Administrative Committee at such time. The value of Shares to be withheld shall be based on the Fair Market Value of the Stock on the date that the amount of tax to be withheld is to be determined.

                                      SECTION 12
                              NONEXCLUSIVITY OF THE PLAN

    Neither the adoption of the Plan by the Board nor the submission of the Plan to stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt such other or additional incentive or other compensation arrangements of whatever nature as the Board may deem necessary or desirable or preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, which the Company or any Affiliated Corporation now has lawfully put into effect, including, without limitation, any retirement, pension, savings and stock purchase plan, insurance, death and disability benefits and executive short-term incentive plans.


                                      SECTION 13
                                 REQUIREMENTS OF LAW

    13.1 REQUIREMENTS OF LAW. The issuance of Stock and the payment of cash pursuant to the Plan shall be subject to all applicable laws, rules and regulations.

    13.2 FEDERAL SECURITIES LAW REQUIREMENTS. With respect to Eligible Persons subject to Section 16 of the 1934 Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the Plan or action by the Administrative Committee fails to so comply, it shall be deemed null and void with respect to such Eligible Persons, to the extent permitted by law and deemed advisable by the Administrative Committee.

    13.3 GOVERNING Law. The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of Colorado.


                                      SECTION 14
                                 DURATION OF THE PLAN

    The Plan shall terminate at such time as may be determined by the Board, and no Option shall be granted after such termination. If not sooner terminated under the preceding sentence, the Plan shall fully cease and expire at midnight on the date that is ten years from the Effective Date of the Plan. Options outstanding at the time of the Plan termination may continue to be exercised in accordance with their terms.

IN WITNESS WHEREOF, the Company has caused this Plan to be executed by its duly authorized officers and its seal to be affixed hereto, effective, except as specified to the contrary herein, as of March 1, 1998.



                                       ROCKY MOUNTAIN INTERNET, INC.


                                       By:
                                          ----------------------------------
                                       Name:
                                            --------------------------------
                                       Title:    President
                                             -------------------------------


ATTEST/WITNESS:



By:
   ----------------------------------
Name:
     --------------------------------
Title:   Secretary
      -------------------------------



         [SEAL]

                            ROCKY MOUNTAIN INTERNET, INC.

           THIS PROXY IS BEING SOLICITED BY ROCKY MOUNTAIN INTERNET, INC.'S
                                  BOARD OF DIRECTORS

                                      P R O X Y

    The undersigned, revoking previous proxies relating to these shares, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement dated ____________, 1998 in connection with the Annual Meeting to be held at 10:00 a.m. on February 11, 1998 at Embassy Suites located at 1881 Curtis Street, Denver, Colorado and hereby appoints Douglas H. Hanson and David L. Evans and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the Common Stock of Rocky Mountain Internet, Inc. registered in the name provided herein which the undersigned is entitled to vote at the 1998 Annual Meeting of Stockholders, and at any adjournment or adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in said Proxy.

THIS PROXY WHEN EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN.

    In their discretion the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof.

    Election of Five Directors (or if any nominee is not available for election, such substitute as the Board of Directors may designate).

(1) FOR / / election of the five (5) nominees for director named in the accompanying Proxy Statement, namely: Douglas H. Hanson, D. D. Hock, Reynaldo U. Ortiz, __________, and ______________- and for the terms described in the Proxy Statement.

INSTRUCTION: To withhold authority to vote for any individual nominee, write each such nominee's name below.




WITHHOLD / / authority to vote for all of the aforementioned nominees as director.

(2) FOR / / AGAINST / / ABSTAIN / / Approval of the Rocky Mountain Internet, Inc. 1997 Stock Option Plan set forth in the Proxy Statement.

(3) FOR / / AGAINST / / ABSTAIN / / Approval of the Rocky Mountain Internet 1998 Employees' Stock Option Plan set forth in the Proxy Statement.

(4) FOR / / AGAINST / / ABSTAIN / / Approval of the amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's common stock from 10,000,000 to 25,000,000.

(5) FOR / / AGAINST / / ABSTAIN / / Approval of the amendment to the Company's Certificate of Incorporation to decrease the number of votes required for action by the stockholders of the Company at a meeting thereof from a majority of the shares of common stock outstanding to a majority of the shares present in person or represented by proxy at a meeting and entitled to vote on the matter.

(6) FOR / / AGAINST / / ABSTAIN / / Ratification of the appointment of the Baird, Kurtz & Dobson, Certified Public Accountants, as the Company's independent public accountants for the fiscal year ending December 31, 1998.

(7) In their discretion, upon any other business that may properly come before the meeting or adjournment thereof.

This proxy is revocable. The undersigned hereby revokes any proxy or proxies to vote or act with respect to such shares heretofore given by the undersigned.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS SPECIFIED HEREIN AND, IN THE ABSENCE OF SUCH SPECIFICATIONS, WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR AND FOR PROPOSALS (2), (3), (4), (5), AND (6).

PLEASE MARK, SIGN, DATE AND RETURN      Date:
THIS PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.

/  / I expect to attend this meeting.

/  / I do not expect to attend this meeting.

    Please sign exactly as your stock is registered. Joint owners should each sign personally. Executors, administrators, trustees, etc. should so indicate when signing.


SIGNATURE(S)                           DATE